                                                                    EXHIBIT 10.3


                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

                                                                 EXECUTION COPY





================================================================================


                              AGREEMENT FOR LEASE

                                     among

                   TCA Network Funding, Limited Partnership,

                            TA Operating Corporation

                                      and

                         National Auto/Truckstops, Inc.


                         Dated as of September 9, 1999



===============================================================================




                  THIS AGREEMENT HAS BEEN ASSIGNED AS SECURITY
                 FOR INDEBTEDNESS OF THE OWNER. SEE SECTION 17.


This Agreement has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. __. To the extent, if any, that this Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Agreement may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

                                                                                             Page



                                            TABLE OF CONTENTS



SECTION 1.       DEFINITIONS...................................................................1

SECTION 2.       APPOINTMENT OF AGENT.........................................................12

SECTION 3.       ADVANCES.....................................................................14

SECTION 4.       CONDITIONS PRECEDENT TO THE INITIAL ADVANCE WITH RESPECT TO A UNIT...........16

SECTION 5.       CONDITIONS PRECEDENT TO OWNER'S OBLIGATION TO MAKE INTERIM ADVANCES
                 AFTER THE INITIAL ADVANCE WITH RESPECT TO A UNIT.............................20

SECTION 6.       CONDITIONS PRECEDENT TO THE FINAL ADVANCE WITH RESPECT TO A UNIT.............22

SECTION 7.       CONDITIONS PRECEDENT TO COMPLETION ADVANCES WITH RESPECT TO A UNIT...........24

SECTION 8.       REPRESENTATIONS AND WARRANTIES OF EACH AGENT.................................25

SECTION 9.       AFFIRMATIVE COVENANTS........................................................32

SECTION 10.      NEGATIVE COVENANTS...........................................................40

SECTION 11.      EVENTS OF DEFAULT AND EVENTS OF UNIT TERMINATION.............................41

SECTION 12.      INDEMNITIES..................................................................49

SECTION 13.      LEASEHOLD INTERESTS..........................................................50

SECTION 14.      PURCHASES....................................................................50

SECTION 15.      TERMINATION OF CERTAIN UNITS.................................................50

SECTION 16.      PERMITTED CONTESTS...........................................................51

SECTION 17.      SALE OR ASSIGNMENT BY OWNER..................................................52

SECTION 18.      GENERAL CONDITIONS...........................................................52

SECTION 19.      CERTAIN LIMITATIONS..........................................................59

EXHIBIT A  THE LEASE

EXHIBIT B  FORM OF AFL UNIT LEASING RECORD

EXHIBIT C  FORM OF ACQUISITION CERTIFICATE

EXHIBIT D  FORM OF INTERIM ADVANCE CERTIFICATE

EXHIBIT E  FORM OF CERTIFICATE OF SUBSTANTIAL COMPLETION


                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


                                                                         PAGE


EXHIBIT F  FORM OF CERTIFICATE OF INCREASED COST

EXHIBIT G  FF&E SPECIFICATIONS

EXHIBIT H  ENVIRONMENTAL CERTIFICATE

EXHIBIT I  APPROVED UNIT PLANS

EXHIBIT J  UNIT BUDGET FOR EACH UNIT

EXHIBIT K  TA OPERATING CORPORATION UNIT PREMISES

EXHIBIT L  NATIONAL AUTO/TRUCKSTOPS, INC. UNIT PREMISES

EXHIBIT M  LIST OF ENVIRONMENTAL DOCUMENTS

SCHEDULE 1

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                                                                            PAGE

                                                                 EXECUTION COPY
EXHIBIT 10.3
                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


                         CONFIDENTIAL AND PROPRIETARY
                         ----------------------------

                                LEASE AGREEMENT

                         Dated as of September 9, 1999

                                     among

                   TCA Network Funding, Limited Partnership,

                            TA Operating Corporation

                                      and

                         National Auto/Truckstops, Inc.







                    THIS LEASE HAS BEEN ASSIGNED AS SECURITY
                FOR INDEBTEDNESS OF THE LESSOR. SEE SECTION 21.


This Lease has been manually executed in 8 counterparts, numbered consecutively from 1 through 8 of which this is No. __. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Lease may be created or perfected through the transfer or possession of any counterpart other than the original executed counterpart which shall be the counterpart identified as counterpart No. 1.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY
                                  CONFIDENTIAL
                                  ------------


                                LEASE AGREEMENT


       Lease Agreement, dated as of September 9, 1999 (as the same may be amended, restated, modified or supplemented from time to time, "THIS LEASE"), among TCA Network Funding, Limited Partnership, a Delaware limited partnership, as lessor, and TA Operating Corporation, a Delaware corporation and National Auto/Truckstops, Inc., a Delaware corporation, as lessees.

               SECTION 1. DEFINED TERMS.

         Unless the context otherwise requires, each term defined in this
Section 1 shall, when used in this Lease, have the meaning indicated:

         "ACCRUED DEFAULT OBLIGATIONS" has the meaning set forth in Section 19 hereof.

         "ACQUISITION COST" means, without duplication, (i) in the case of a Parcel of Property or Unit of Equipment acquired and built or installed pursuant to the Agreement for Lease, an amount equal to the costs incurred by the Lessor in connection with the acquisition, construction, installation and financing of such Parcel or Unit pursuant to the Agreement for Lease; (ii) with respect to any Unit of Equipment not installed pursuant to the Agreement for Lease, an amount equal to the sum of (a) amounts paid to the vendor pursuant to the vendor's invoice price therefor, including any progress payments, costs of labor, delivery or installation, sales, use, excise or similar taxes and any other charges included in such invoice (b) similar amounts paid with respect to such Unit to parties other than the vendor of such Unit, (c) similar costs incurred with respect to such Unit by the Lessee, and (d) legal, printing, reproduction, closing and other normally capitalizable administrative fees and expenses paid by the Lessee; and (iii) with respect to any Parcel of Property not acquired and built pursuant to the Agreement for Lease, an amount equal to the amounts included in clause (ii)(d) above which are applicable to such Parcel plus (A) amounts paid to the vendor pursuant to the vendor's contract price therefor, (B) vendee's closing costs, including, without limitation, title insurance premiums, survey and survey inspection charges, recording and filing fees, title closer fees, vendee's attorneys' fees and brokerage commissions, (C) other costs related to the acquisition, including, without limitation, appraisal, architectural, engineering, soil analysis, environmental analysis and market analysis fees, and (D) any amounts paid by vendee on behalf of vendor in addition to, and not as a credit against the contract price, including, without limitation, payments made in satisfaction of prior liens, and payment of any transfer, transfer gains or similar taxes imposed in respect of the conveyance of such Property.

         "ADDITIONAL RENT" has the meaning set forth in paragraph (d) of
Section 7 hereof.

         "ADJUSTED ACQUISITION COST" means, at the time of determination, with respect to any Parcel of Property or Unit of Equipment, its Acquisition Cost less the aggregate amount of all Quarterly Rent Components paid as portions of Basic Rent for such Parcel or Unit for any periods prior to the time of determination of such Adjusted Acquisition Cost.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

         "AFFILIATE" of any Person means any other Person controlling, controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "CONTROL," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

         "AFL UNIT LEASING RECORD" means an instrument, substantially in the form of Exhibit C hereto, evidencing the lease or sublease under this Lease of a Parcel of Property acquired and built pursuant to the Agreement for Lease and the Unit or Units to be located thereon. The terms "lease" or "leased" when used in this Lease shall be deemed to mean "sublease" or "subleased" when referenced to the Property subleased pursuant to the AFL Unit Leasing Record.

         "AGREEMENT FOR LEASE" means the Agreement for Lease, dated as of the date hereof, between the Lessor, as owner, and the Lessee, as agent, providing for the acquisition of a fee or leasehold interest in real property and the construction of improvements on certain parcels of real property, as the same may be amended, restated, modified or supplemented from time to time.

         "APPLICABLE USURY LAW" has the meaning set forth in Section 33 hereof.

         "APPRAISAL PROCEDURE" means the following procedure whereby an independent appraiser shall be appointed by the Lessor and the Lessee, to determine the fair market value rental of any Property or Equipment, if such determination is required under paragraph (f) of Section 13 of this Lease. If no such appraiser is appointed by the Lessor and the Lessee within ten (10) days of the written request of either the Lessor or the Lessee that an appraiser be appointed, the Lessor and the Lessee shall each appoint an independent appraiser within fifteen (15) days thereafter, and the two appraisers so appointed shall appoint a third independent appraiser, which third appraiser shall have a minimum of three (3) years experience in appraising property and equipment similar to the Travelstops and the Travelstop Equipment. Each appraiser appointed pursuant to the foregoing procedure shall, within ten (10) days after appointment of the last appraiser, independently determine the fair market value rental. If the Lessor or the Lessee shall fail to appoint an independent appraiser within the above mentioned fifteen (15) day period, the appraiser appointed by the other party shall determine such value. If a single appraiser is appointed, such appraiser's determination shall be final. If three appraisers are appointed, the values determined by the three appraisers shall be averaged, the value which differs the most from such average shall be excluded, the remaining two values shall be averaged and such average shall be final. The expenses of all appraisers shall be paid by the Lessee.

         "ASSIGNEE" means each Person to which any part of the Lessor's interest under this Lease shall at the time have been assigned, conditionally or otherwise, by the Lessor in accordance with Section 21 of this Lease. For purposes of paragraphs (d), (f), (g) and (s) of Section 2, paragraphs (d) and
(e) of Section 5, paragraph (b) of Section 9, clauses (i) and (v) of paragraph
(d) of Section 10, Section 11, the last sentence of paragraph (b) of Section 21, clause (iii) of paragraph (a) of Section 28, and paragraph (b) of Section 29 hereof, the term "Assignee" shall include each lender to the Lessor that is a signatory to a Credit Agreement.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

         "ASSIGNMENT" means each assignment agreement referred to in Section 21 hereof, between the Lessor and a third party, pursuant to which the Lessor assigns certain of its rights under this Lease to such third party, as the same may be amended, restated, modified or supplemented from time to time.

         "BASIC RENT" means, with respect to any Parcel of Property or Unit of
Equipment:

               (a) At each Basic Rent Payment Date during the Lease Term of such Parcel or Unit, and in respect of the quarterly period (or partial quarterly period ) beginning on the first day following the immediately preceding Basic Rent Payment Date (or, in the case of the first Basic Rent Payment Date in the Lease Term with respect to such Parcel or Unit, beginning on the Effective Date), and ending on such Basic Rent Payment Date, the sum of the Quarterly Rent Component plus an amount (the "VARIABLE COMPONENT OF BASIC RENT") equal to the sum of (X) plus (Y) plus (Z), where (X), (Y) and (Z) have the following meanings:

                  (X)      (i)      the Equity Capital before payment of
                                    Basic Rent for such quarterly period (or partial quarterly period), multiplied by

                           (ii) a fraction having a numerator equal to the number of days in such quarterly period (or partial quarterly period) and a denominator of 360, multiplied by

                           (iii)    the decimal equivalent of a
                                    percentage equal to the LIBOR Rate
                                    plus 9.5 %.

                  (Y)      (i)      the Debt Capital before payment of
                                    Basic Rent for such quarterly period (or partial quarterly period), multiplied by

                           (ii) a fraction having a numerator equal to the number of days in such quarterly period (or partial quarterly period) and a denominator of 360, multiplied by

                           (iii) the decimal equivalent of a percentage equal to the Quarterly Cost of Project Debt.

                  (Z)      (i)      the Adjusted Acquisition Cost before
                                    payment of Basic Rent for such quarterly period (or partial quarterly period), multiplied by

                           (ii) a fraction having a numerator equal to the number of days in such quarterly period (or partial quarterly period) and a denominator of 365, or in a leap year, 366, multiplied by

                           (iii)    .0015.

               (b) For each quarterly period during the Renewal Term, if any, of such Parcel or Unit, an amount equal to the fair market value rental thereof, determined as provided in paragraph (e) of Section 13 hereof.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

         "BASIC RENT PAYMENT DATE" means March 20th, June 20th, September 20th and December 20th during the Lease Term or any Renewal Term of any Property or Equipment or, if such day is not a Business Day, the next succeeding Business Day.

         "BP ENVIRONMENTAL AGREEMENT" means the Environmental Agreement, dated as of July 22, 1993, among BP Exploration & Oil Inc., TA Operating Corporation and certain other parties, as the same may be amended, restated, modified or supplemented from time to time.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized by law to close.

         "CERCLA" has the meaning set forth in paragraph (r) of Section 2 hereof.

         "CHANGE OF CONTROL" means, with respect to the Guarantor or both Lessees, any change (whether pursuant to one transaction or a series of transactions) resulting in direct or indirect legal or beneficial ownership of fifty-one percent (51%) or more of the ordinary voting stock of the Guarantor or both Lessees being transferred to parties other than current shareholders (or their family members or trusts for the benefit of such shareholders or their family members).

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMPUTATION PERIOD" has the meaning set forth in subclause (a)(iii) of the definition of Basic Rent in Section 1 hereof.

         "CREDIT AGREEMENT" means each credit, loan or participation agreement which has been entered into between the Lessor and a lender or lenders related to the financing of Property or Equipment, as the same may be amended, restated, modified, supplemented or replaced from time to time.

         "DEBT CAPITAL" means, at the time of determination, an amount equal to the Adjusted Acquisition Cost of such Parcel or Unit minus the Equity Capital with respect to such Parcel or Unit.

         "EFFECTIVE DATE" means, with respect to any Parcel of Property or Unit of Equipment, the date on which such Parcel or Unit becomes subject to this Lease, as evidenced by execution by the Lessor of an AFL Unit Leasing Record or a Unit Leasing Record, as the case may be, with respect to such Parcel or Unit.

         "ENVIRONMENTAL APPROVALS" means all Governmental Actions, permits, consents, licenses and other approvals or authorizations required under Environmental Requirements.

         "ENVIRONMENTAL DAMAGES" means all claims, judgments, damages (including punitive damages), losses, penalties, fines, interest, fees, liabilities (including strict liability), taxes, obligations, encumbrances, liens, costs and expenses (including, without limitation, costs and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement or judgment), of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, direct or indirect, including, without limitation, reasonable attorneys' fees and disbursements and consultants' fees, any of

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

which are asserted, imposed or incurred at any time pursuant to Environmental Requirements, including, without limitation:

         (i) Damages arising from the past, present or future existence of any Hazardous Substances at any location or noncompliance with or violation of any Environmental Requirements other than to the extent such Damages arise from or relate to acts or omissions occurring, or circumstances or conditions created or existing, at any time following the expiration or earlier termination of this Lease;

         (ii) Damages for personal injury or threatened personal injury (including sickness, disease or death), or injury or threatened injury to property or natural resources, foreseeable or unforeseeable, including, without limitation, the cost of demolition and rebuilding of any improvements on real property;

         (iii) Reasonable fees incurred for the services of attorneys, consultants, contractors, doctors, experts, laboratories and all other reasonable costs incurred in connection with any damages as described in subparagraph (i) of this definition, and the investigation or remediation of Hazardous Substances or the suspected presence of Hazardous Substances or the violation or threatened violation of Environmental Requirements, including, but not limited to, the preparation of any feasibility studies or reports or the performance of any investigation, cleanup, treatment, remediation, removal, response, abatement, containment, closure, storage, disposal, transport, restoration or monitoring work required by any Governmental Authority, or otherwise expended in connection with such conditions, and including, without limitation, any reasonable attorneys' fees, costs and expenses incurred in enforcing the provisions of this Lease or the Agreement for Lease relating to Environmental Requirements or collecting any sums due under such provisions; and

         (iv) Liability to any third Person or Governmental Authority to indemnify such Person or Governmental Authority for costs expended in connection with the items referenced in subparagraphs (i), (ii) and (iii) of this definition.

         "ENVIRONMENTAL DOCUMENTS" has the meaning described in the Agreement for Lease.

         "ENVIRONMENTAL EVENT" has the meaning set forth in paragraph (v) of
Section 2 hereof.

         "ENVIRONMENTAL LIEN" means a Lien in favor of any Governmental Authority for (a) liability under any Environmental Requirement or (b) damages arising from or costs incurred by, such Governmental Authority in response to a Release or threatened Release of any Hazardous Substance into the environment.

         "ENVIRONMENTAL MATTER" means any matter, fact or situation relating to or arising from (a) any violation or alleged violation of, or compliance or noncompliance with, an Environmental Requirement, (b) any Release or threatened Release of any Hazardous Substance on, under or from the Property or Equipment or the presence of any Hazardous Substance which has come to be located on, from or under the Property or Equipment, or (c) any injury or alleged injury to

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

human health or safety or the environment by reason of the matters described in clauses (a) and (b) above.

         "ENVIRONMENTAL REQUIREMENTS" means all applicable federal, state and local laws (including duties under the common law), statutes, codes, ordinances, rules, regulations, directives, binding policies, permits, authorizations, judgments, decrees, requirements or orders of any Governmental Authority relating to or addressing the environment, natural resources or human health, including, but not limited to, any law, statute, code, ordinance, rule, regulation, directive, binding policy, permit, authorization or order relating to (a) the use, handling or Release or threatened Release of any Hazardous Substance or (b) worker health. Environmental Requirements shall include all applicable Environmental Requirements now or hereinafter enacted, made or issued whether or not presently contemplated.

         "EQUIPMENT" means personal property of any type leased or to be leased hereunder and, when leased, evidenced by Unit Leasing Records or AFL Unit Leasing Records, and all related appliances, appurtenances, accessions, furnishings, materials and parts leased or to be leased by the Lessor to the Lessee as provided herein and including all replacements and subsequent replacements of such related appliances, appurtenances, accessions, furnishings, materials and parts. "UNIT", when referring to the personal property leased under this Lease, means a particular item of Equipment, as the context may require. Notwithstanding the foregoing, any item of property that is deemed to be Property shall be deemed not to be Equipment for purposes of this Lease.

         "EQUITY CAPITAL" means, at the time of determination, the aggregate amount of cash contributions to the Lessor's capitalization made by the Lessor's general partner and limited partners constituting a part of Adjusted Acquisition Cost with respect to all Property and Equipment subject to this Lease, plus any undistributed Return on Equity Capital with respect to such Property and Equipment, less the aggregate amount of any returns of equity capital made to such partners at such time with respect to such Property and Equipment; PROVIDED that, for purposes of the definitions of "Basic Rent" and "Debt Capital" in this Lease, the reference therein to "Equity Capital" shall not include any undistributed Return on Equity Capital.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is, was or hereafter becomes a member of a group of which the Lessee is a member and which is treated as a single employer under Section 414 of the Code.

         "ERISA PLAN" means any pension plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code that is maintained for employees of the Lessee or any ERISA Affiliate.

         "EVENT OF DEFAULT" has the meaning set forth in Section 18 hereof.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, applied on a consistent basis.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

         "GENERAL PARTNER" means TCA Network Capital, Inc., a Delaware corporation, and its successors and assigns, which is the general partner of the Lessor.

         "GOVERNMENTAL ACTION" has the meaning set forth in paragraph (d) of
Section 2 hereof.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GROUND LEASE" means each ground lease (which must be a Mortgageable Ground Lease) pursuant to which a leasehold interest in a Parcel of Property is being leased to the Lessor.

         "GUARANTOR" means TravelCenters of America, Inc., a Delaware corporation (an Affiliate of the Lessee), and its successors.

         "GUARANTY" means the Corporate Guaranty, dated as of the date hereof, from the Guarantor to the Lessor, as the same may be amended, restated, modified or supplemented from time to time.

         "HAZARDOUS SUBSTANCE" means any pollutant, contaminant, substance, hazardous substance, radioactive substance, toxic substance, hazardous waste, medical waste, radioactive waste, special waste, petroleum or petroleum-derived substance or waste, asbestos, polychlorinated biphenyl, or any constituent thereof which is regulated under Environmental Requirements as potentially harmful to human health or the environment.

         "INDEBTEDNESS" means for any Person (i) all indebtedness or other obligations of such Person for borrowed money, (ii) all obligations of such Person to pay the deferred purchase price of property or services, including any such obligations created under or arising out of any conditional sale or other title retention agreement, (iii) all obligations of such Person (contingent or otherwise) under reimbursement or similar agreements with respect to the issuance of letters of credit, (iv) all indebtedness or other obligations of such Person under or in respect of any swap, cap, collar or other financial hedging arrangement, (v) all indebtedness or other obligations of any other Person of the type specified in clause (i), (ii), (iii) or (iv) above, the payment or collection of which such Person has guaranteed (except by reason of endorsement for collection in the ordinary course of business) or in respect of which such Person is liable, contingently or otherwise, including, without limitation, liable by way of agreement to purchase products or securities, to provide funds for payment, to maintain working capital or other balance sheet conditions or otherwise to assure a creditor against loss, and
(vi) all indebtedness or other obligations of any other Person of the type specified in clause (i), (ii), (iii), (iv) or (v) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or in property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or becomes liable for the payment of such indebtedness or obligations.

         "INDEMNIFIED PERSON" has the meaning set forth in Section 11 hereof.

         "INSURANCE REQUIREMENTS" means all terms of any insurance policy covering or applicable to any Property or Equipment, all requirements of the issuer of any such policy, all statutory requirements and all orders, rules, regulations and other requirements of any governmental body related to insurance applicable to any Property or Equipment.

         "LEASE RATE DATE" has the meaning set forth in paragraph (b) of
Section 7 hereof.

         "LEASE TERM" means the term commencing on the Effective Date with respect to any Parcel of Property or Unit of Equipment and ending on the seventh anniversary of the date of this Lease.

         "LEGAL REQUIREMENTS" means all laws, judgments, decrees, ordinances and regulations and any other governmental rules, orders and determinations and all requirements having the force of law, now or hereinafter enacted, made or issued, whether or not presently contemplated, including, without limitation, compliance with all requirements of labor laws and Environmental Requirements, compliance with which is required at any time from the date hereof through the Lease Term and any Renewal Term, whether or not such compliance shall require structural, unforeseen or extraordinary changes to any Property or Equipment or the operation, occupancy or use thereof.

         "LESSEE" means each of TA Operating Corporation and National Auto/Truckstops, Inc., in its joint and several capacity. Each of TA Operating Corporation and National Auto/Truckstops, Inc. are hereinafter sometimes referred to as "LESSEE" and as "LESSEES". TA Operating Corporation will act as lessee for each Parcel of Property and Unit of Equipment described on Exhibit E hereto and National Auto/Truckstops, Inc. will act as lessee for each Parcel of Property and Unit of Equipment described on Exhibit F hereto; PROVIDED, HOWEVER, that TA Operating Corporation and National Auto/Truckstops, Inc. will be jointly and severally liable to the Lessor for any and all obligations of the Lessee or the Lessees under this Lease.

         "LESSOR" means TCA Network Funding, Limited Partnership or any successor or successors to all of its rights and obligations as the Lessor hereunder and, for purposes of Section 11 hereof, shall include any partnership (general or limited), corporation, limited liability company, trust, individual or other entity which computes its liability for income or other taxes on a consolidated basis with TCA Network Funding, Limited Partnership or the income of which for purposes of such taxes is, or may be, determined or affected directly or indirectly by the income of the Lessor or its successor or successors.

         "LIBOR RATE" shall have the meaning assigned to the term "Reserve Adjusted LIBOR" in the Loan and Security Agreement, dated as of the date hereof, between the Lessor and General Electric Capital Corporation, for itself and as agent for the Loan Participants (as such term is defined therein), as the same may be amended, restated, modified or supplemented from time to time.

         "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

         "MANAGEMENT AGREEMENT" means the Management Agreement, dated as of the date hereof, between the Lessor and Merrill Leasing, as the same may be amended, restated, modified or supplemented from time to time.

         "MAXIMUM RATE" has the meaning set forth in Section 33 hereof.

         "MERRILL" means Merrill Lynch Money Markets Inc., a Delaware corporation.

         "MERRILL LEASING" means ML Leasing Equipment Corp., a Delaware corporation.

         "MERRILL LYNCH" means Merrill Lynch & Co., Inc., a Delaware corporation.

         "MORTGAGEABLE GROUND LEASE" means a ground lease for a Parcel of Property to be subleased to the Lessee which is delivered to the Lessor for execution by the Lessor, or assigned to the Lessor by an assignment in form and substance satisfactory to the Lessor, and having such terms and characteristics as may be required by the Lessor and any Assignee, which terms and characteristics shall include, without limitation, the following: (a) free assignability to (i) any lender as security for a borrowed money obligation of the Lessor and, upon foreclosure of such security, freely assignable by such lender to any third party, and (ii) any purchaser in connection with a sale of such Parcel of Property pursuant to the provisions of this Lease or the Agreement for Lease (the Lessor and any Assignee being released from liability upon such assignment); (b) a term (including renewals) of at least ten (10) years in excess of the Lease Term of the Parcel of Property to which such ground lease relates; (c) no provisions for percentage or variable rent; (d) permit any lawful use; (e) no provision for a security deposit; (f) a requirement that any Assignee or any lender will receive copies of all notices of default delivered under or pursuant to such ground lease; (g) a provision that any Assignee or any lender shall have the right to cure any defaults thereunder (whether monetary or nonmonetary in nature), and in the event of such cure to receive a new ground lease on the same terms as the original ground lease; (h) a no recourse section in accordance with the language set forth in Section 31 hereof except substituting the Lessee for the Lessor; (i) a prohibition of any mortgages or other Liens on the underlying fee, except Permitted Liens; and (j) no provision requiring the Lessor to indemnify any Person. A Mortgageable Ground Lease shall be delivered with such estoppel certificates, recognition and attornment agreements, or confirmation of customary mortgagee protection as are reasonably acceptable to the Lessor and any Assignee. Each Ground Lease must be a Mortgageable Ground Lease.

         "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Lessee or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

         "NPL" has the meaning set forth in paragraph (r) of Section 2 hereof.

         "OPERATIVE DOCUMENTS" means, collectively, this Lease, the Agreement for Lease, and all other documents, certificates, instruments and agreements entered into by the Lessee on the date hereof in connection with the transactions contemplated hereby.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

         "OTHER CHARGES" has the meaning set forth in Section 33 hereof.

         "PARTICIPATION AGREEMENT" means that certain Participation Agreement, dated as of the date hereof, among the Lessor, the Agent (as such term is defined therein), the Guarantor and the Lessee, as the same may be amended, restated, modified or supplemented from time to time.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "PCBS" has the meaning set forth in paragraph (r) of Section 2 hereof.

         "PERMITTED CONTEST" has the meaning set forth in paragraph (a) of
Section 28 hereof.

         "PERMITTED LIENS" means the following Liens and other matters affecting the title of any Parcel of Property or Unit of Equipment: (a) Liens securing the payment of taxes, assessments and other governmental charges or levies which are either not delinquent or, if delinquent, are being contested by the Lessee in good faith as a Permitted Contest; (b) all applicable Legal Requirements, including Legal Requirements relating to zoning and subdivision restrictions, (c) easements, rights-of-way, licenses, reservations, covenants, conditions, waivers, restrictions on the use of any Parcel of Property, encroachments and other title or survey defects which either (i) are in effect as of the date hereof and have been disclosed to the Lessor in writing or (ii) do not individually or in the aggregate materially impair the intended use or value of such Parcel of Property by the Lessee; (d) reservations of mineral interests; (e) the Liens created pursuant to a Credit Agreement; (f) leases and licenses in effect with respect to any Parcel of Property which are permitted by this Lease or which are delivered to and accepted by the Lessor and any Assignee prior to such Parcel's Effective Date; (g) mechanics' liens arising in the ordinary course of business on or in respect of any Parcel of Property and for amounts the payment of which is either not yet delinquent or is the subject of a Permitted Contest; (h) the rights and interest of any sublessee permitted by the terms of this Lease; (i) exceptions to the title of any Parcel of Property as set forth in the title insurance policy delivered to the Lessor pursuant to Section 4 of the Agreement for Lease or Section 5 of this Lease;
(j) Liens in connection with financing statements covering "CAT scales" and other equipment owned by third parties but located on or at a Parcel of Property pursuant to operating agreements or subleases between such third parties and the Lessee; and (k) such other or additional matters as may be approved in writing by the Lessor and any Assignee.

         "PERSON" means any individual, corporation, partnership, limited liability company, private limited company, joint venture, association joint-stock company, trust, unincorporated organization of government or any agency or political subdivision thereof.

         "PLEDGE AGREEMENT" means the Pledge Agreement, dated as of the date hereof, by and among the Lessee, as pledgor, and the Lessor, as pledgee, as it may be amended, restated, modified or supplemented from time to time, a copy of which is attached as Exhibit D hereto.

         "PLEDGED CONTRACTS" means the Unocal Environmental Agreement and the BP Environmental Agreement, in each case solely as such agreements relate to any Parcel of Property or Unit of Equipment leased under this Lease from time to time, and all such other contracts listed on Schedule A to the Pledge Agreement.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

         "POTENTIAL DEFAULT" means any event which, but for the lapse of time, or giving of notice, or both, would constitute an Event of Default.

         "PRIMARY USE" has the meaning set forth in paragraph (f) of Section 9 hereof.

         "PROPERTY" means any and all parcels of land together with all buildings and other improvements (including, without limitation, the attachments, appliances, equipment, machinery and other affixed property which, in each case, would constitute "fixtures" under Section 9-313(1)(a) of the Uniform Commercial Code) now or hereafter located on such parcels of land, leased or to be leased hereunder and when leased, evidenced by Unit Leasing Records or AFL Unit Leasing Records, and the respective easements, rights and appurtenances relating to such parcels of land, buildings and improvements. "PARCEL" or "PARCEL OF PROPERTY" means a specific parcel or parcels of Property.

         "QUARTERLY COST OF PROJECT DEBT" means the Lessor's weighted average percentage cost per annum (including, without duplication, any interest accruing at a default rate and any facility, commitment or other fees under a Credit Agreement) of borrowings outstanding at any time during the period from and including the 16th day of the calendar month in which such quarterly period begins to and including the 15th day of the calendar month in which such Basic Rent Payment Date occurs (the "COMPUTATION PERIOD") to finance or refinance the acquisition and ownership of Property and Equipment; PROVIDED, that if the Effective Date for such Parcel or Unit falls on or after the Lease Rate Date during the first month of such partial first quarterly period such decimal shall be the decimal determined as of the next succeeding Lease Rate Date.

         "QUARTERLY RENT COMPONENT" means, (i) with respect to each quarterly period during the Lease Term of any Parcel of Property or Unit of Equipment (other than a Parcel acquired and built pursuant to the Agreement for Lease), the amount set forth on Schedule I to the Unit Leasing Record relating to such Parcel or Unit for such quarterly period, as such schedule may be amended from time to time pursuant to the terms of this Lease, or (ii) with respect to each quarterly period during the Lease Term of any Parcel of Property acquired and built pursuant to the Agreement for Lease, the amount set forth on Schedule I to the AFL Unit Leasing Record relating to such Parcel for such quarterly period, as such schedule may be amended from time to time pursuant to the terms of this Lease.

         "RECOGNITION AND ATTORNMENT AGREEMENT" means a Non-Disturbance, Recognition and Attornment Agreement, substantially in the form attached as Exhibit G hereto, which may be entered into by the Lessor, the Lessee and certain subtenants of the Lessee pursuant to paragraph (e) of Section 8 hereof.

         "RECONCILIATION AMOUNT" has the meaning set forth in paragraph (f) of
Section 7 hereof.

         "RELEASE" means the release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migrating into the indoor or outdoor environment of any Hazardous Substance through or in the air, soil, surface water, groundwater, or any structure.

         "REMEDIAL ACTION" means actions required or undertaken by a Governmental Authority, or which are appropriate as a matter of prudent business practice and commercial reasonableness, to (i) clean up, remove, treat or in any other way address Hazardous Substances in the indoor or

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

outdoor environment; (ii) prevent the Release or threat of Release or minimize the further Release of Hazardous Substances; or (iii) investigate and determine if a remedial response is needed, and to design such a response and post-remedial investigation, monitoring, operation, maintenance and care.

         "RENEWAL TERM" has the meaning set forth in paragraph (e) of Section 13 hereof.

         "REPORTABLE EVENT" means any reportable event as defined in Section 4043(b) of ERISA or the regulations issued thereunder with respect to an ERISA Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the
Code).

         "RESIDUAL AMOUNT" means, as to any Parcel of Property or Unit of Equipment, an amount equal to (i) at the end of the Lease Term, seventy-five point seven five percent (75.75%) of the Adjusted Acquisition Cost of such Parcel or Unit or (ii) at the end of the Renewal Term, a percentage of the Adjusted Acquisition Cost of such Parcel or Unit to be agreed to between the Lessee and the Lessor prior to the commencement of such Renewal Term.

         "RESPONSIBLE OFFICER" means with respect to a particular Lessee, any executive officer or financial officer of such Lessee or, if acting as agent of such Lessee, any employee of the Guarantor primarily responsible for administering the obligations of such Lessee hereunder.

         "STATED RATE" has the meaning set forth in Section 33 hereof.

         "SURRENDER COVENANTS" has the meaning set forth in paragraph (b) of
Section 13 hereof.

         "SURRENDER DATE" means the date, if any, the Lessee surrenders any Property and Equipment under this Lease to the Lessor pursuant to Section 13 hereof, which date shall be either the last Business Day in the Lease Term or the last Business Day of any Renewal Term with respect to such Property and Equipment.

         "TANKS" has the meaning set forth in paragraph (g) of Section 9 hereof.

         "TAKING" has the meaning set forth in paragraph (a) of Section 16 hereof.

         "TERMINATION EVENT" has the meaning set forth in paragraph (a) of
Section 14 hereof.

         "TRANSACTIONS" has the meaning set forth in Section 33 hereof.

         "TRANSACTION DOCUMENTS" has the meaning set forth in Section 33 hereof.

         "TRAVELCENTERS CREDIT AGREEMENT" means the Credit Agreement, dated as of March 21, 1997, as amended and restated as of November 24, 1998, among the Guarantor, the lenders parties thereto and The Chase Manhattan Bank, as Agent for such lenders and as the Fronting Bank and Swingline Lender, as the same may be amended, restated, modified or supplemented from time to time.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

         "TRAVELSTOP" means any Property designed for use as a travel center, fuel station, truck maintenance and repair center and/or convenience store and related improvements on the same Parcel.

         "TRAVELSTOP EQUIPMENT" means all the Equipment, if any, used and (if such Equipment has been acquired by the Lessor but not yet delivered by the vendor) to be used, at a particular Travelstop, the lease of which is evidenced by an AFL Unit Leasing Record.

         "UNDEVELOPED PROPERTY" has the meaning set forth in paragraph (c) of
Section 12 hereof.

         "UNECONOMIC EQUIPMENT" has the meaning set forth in paragraph (c) of
Section 14 hereof.

         "UNIT" has the meaning set forth in the definition of Equipment in
Section 1 hereof.

         "UNIT LEASING RECORD" means an instrument, substantially in the form of Exhibit C hereto, evidencing, except in the case of any Parcel or Parcels of Property acquired and built pursuant to the Agreement for Lease and the Unit or Units to be located thereon, the lease of any Parcel or Parcels of Property or Unit or Units of Equipment under this Lease.

         "UNOCAL ENVIRONMENTAL AGREEMENT" means the Environmental Agreement, dated as of November 23, 1992, between Union Oil Company of California and National Auto/Truckstops, Inc., as the same may be amended, restated, modified or supplemented from time to time.

         "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

               SECTION 2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF EACH LESSEE.

               Each Lessee represents, warrants and covenants to the Lessor:

               (a) CORPORATE MATTERS. The Lessee (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, (ii) has full power, authority and legal right to own and operate its properties and to conduct its business as presently conducted and to execute, deliver and perform its obligations under the Operative Documents, and (iii) is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to comply with the foregoing clauses (ii) and (iii) would not impair the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner.

               (b) BINDING AGREEMENTS. (i) The Operative Documents have been duly authorized, executed and delivered by the Lessee and, assuming the due authorization, execution and delivery of the Operative Documents by the Lessor, the Operative Documents are legal, valid and binding obligations of the Lessee, enforceable according to their respective terms.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

(ii) The Guaranty has been duly authorized, executed and delivered by the Guarantor and is a legal, valid and binding obligation of the Guarantor, enforceable according to its terms.

               (c) COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance by the Lessee of the Operative Documents will not result in any violation of any term of the articles of incorporation or the by-laws of the Lessee, do not require stockholder approval or the approval or consent of any trustee or holders of indebtedness of the Lessee except such as have been obtained prior to the date hereof and will not conflict with or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than a Permitted Lien) upon any property or assets of the Lessee under, any indenture, mortgage or other agreement or instrument to which the Lessee is a party or by which it or any of its property is bound, or any existing applicable law, rule, regulation, license, judgment, order or decree of any Governmental Authority or court having jurisdiction over the Lessee or any of its activities or properties, except for any possible conflict with, breach of or default under, any indenture, mortgage or other agreement or instrument, which conflict, breach, default or violation could reasonably be expected to have a material adverse effect on (i) the operation, maintenance, use or value of any Parcel of Property or Unit of Equipment, (ii) the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (iii) the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease.

               (d) GOVERNMENTAL CONSENTS. There are no consents, licenses, orders, authorizations, approvals, Environmental Approvals, permits, waivers, extensions or variances of, or notices to or registrations or filings with (each a "GOVERNMENTAL ACTION"), any Governmental Authority or public body or authority which are or will be required in connection with the valid execution, delivery and performance of the Operative Documents, or any Governmental Action
(i) which is or will be required in connection with any participation by the Lessor or Assignee in the transactions contemplated by any bill of sale, deed, assignment, assumption, ownership agreement, operating agreement, or other agreement relating to any Property or Equipment or (ii) which is or will be required to be obtained by the Lessor, the Lessee, Merrill, Merrill Leasing, any Assignee or any Affiliate of the foregoing, during the term of this Lease, with respect to any Property or Equipment except such Governmental Actions, (A) as have been or will be in a timely manner duly obtained, given or accomplished, (B) as may be required by applicable law not now in effect, (C) which may be required as a result of the business, properties or activities of the Lessor, any Assignee or any Affiliate of the foregoing and which are not solely dependent on the nature of any Parcel of Property or Unit of Equipment under this Lease or the business of the Lessee, or (D) which, individually or in the aggregate, if not obtained or effected, (x) will not place the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified for hereunder or subject the Lessor or any Assignee to any danger of criminal liability as a result of failure to comply therewith, (y) will not result in a material diminution in the value of any Parcel of Property or Unit of Equipment and (z) will not impair the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

               (e) FINANCIAL STATEMENTS. The Lessee has furnished to the Lessor copies of its annual unaudited financial statements for the fiscal year ended December 31, 1998 and the Guarantor's Annual Report on Form 10-K for the fiscal year ended December 31, 1998. The financial statements contained in such documents fairly present the financial position, results of operations and statements of cash flows of the Lessee and the Guarantor as of the dates and for the periods indicated therein and have been prepared in accordance with GAAP.

               (f) MATERIAL ADVERSE CHANGE. Since December 31, 1998, there has been no material adverse change in the assets, properties, operations, prospects, consolidated financial condition, contingent liabilities or business of the Guarantor which could reasonably be expected to have a material adverse effect on (i) the operation, maintenance, use or value of any Parcel of Property or Unit of Equipment, (ii) the ability of the Lessee to perform its obligations under this Lease or the Agreement for Lease in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (iii) the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease.

               (g) LITIGATION. There is no action, suit, proceeding or investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal now pending or, to the knowledge of the Lessee, threatened against or affecting the Lessee or the Guarantor or any property or rights of the Lessee or the Guarantor with respect to which there exists a reasonable possibility of a decision or judgment which would (i) question the validity or enforceability of this Lease or the Pledged Contracts,
(ii) materially adversely affect any Parcel of Property or Unit of Equipment,
(iii) impair the ability of the Lessee to perform its obligations under this Lease or the ability of the Guarantor to perform its obligations under the Guaranty, or (iv) the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease.

               (h) DELIVERY OF INFORMATION. The Lessee shall deliver to the Lessor and any Assignee from time to time, (i) promptly upon their becoming available, and, in any event, not more than 105 days after the end of each fiscal year of the Lessee, copies of the Lessee's annual unaudited financial statements and the Guarantor's Annual Reports on Form 10-K, and, promptly upon their becoming available, and, in any event, not more than sixty (60) days after the end of each fiscal quarter of the Lessee, copies of the Lessee's quarterly unaudited financial statements and the Guarantor's Quarterly Reports on Form 10-Q and, promptly upon filing, any other reports the Guarantor files with the Securities and Exchange Commission, (ii) promptly, and in any event within ten (10) Business Days upon request, such other information with respect to the Lessee's and the Guarantor's operations, business, property, assets, financial condition or litigation as the Lessor or any Assignee shall reasonably request, (iii) promptly, and in any event within five (5) Business Days after a Responsible Officer obtains knowledge of any Event of Default or Potential Default hereunder, or any default or alleged default by any party to a Pledged Contract, a certificate of a Responsible Officer specifying the nature and period of existence of such Event of Default or Potential Default, or default under a Pledged Contract, and what action, if any, the Lessee has taken, is taking, or proposes to take with respect thereto, (iv) promptly, and in any event within five (5) Business Days after a Responsible Officer obtains knowledge of any material adverse change in the financial condition or business of the Lessee or the Guarantor of the type described in paragraph (f) of this
Section 2 or of any litigation of the type described in paragraph (g) of this
Section 2, a certificate of a Responsible Officer describing such change or litigation as the case may be, (v) promptly, and in any event within five (5)

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

Business Days after a Responsible Officer obtains knowledge of any and all Liens, other than Permitted Liens, on any Parcel of Property or Unit of Equipment, a detailed statement of a Responsible Officer describing each such Lien and (vi) simultaneously with the delivery of each set of financial statements referred to in clause (i) of this paragraph (h), a certificate of a Responsible Officer stating, to the best knowledge of such Responsible Officer after reasonable inquiry, (1) whether there exists on the date of such certificate any Event of Default or Potential Default hereunder or any default under any Pledged Contract, and if any Event of Default, Potential Default or default under any Pledged Contract exists, specifying the nature and period of existence thereof and what action, if any, the Lessee has taken, is taking, or proposes to take with respect thereto and (2) setting forth computations in reasonable detail satisfactory to the Lessor and Assignee demonstrating compliance with the covenant contained in paragraph (u) of this Section 2.

               (i) ACCURACY OF APPRAISAL. The information furnished by the Lessee to the appraiser for use by such appraiser in its appraisal report with respect to any Parcel of Property or Unit of Equipment is accurate and complete in all material respects.

               (j) COMPLIANCE WITH LEGAL REQUIREMENTS AND INSURANCE REQUIREMENTS. The operation, use and physical condition of the Property and Equipment are in full compliance with all Legal Requirements and Insurance Requirements and all premiums due with respect to such Insurance Requirements have been paid, except any Legal Requirement, the noncompliance with which, individually or in the aggregate, (i) will not place the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified for hereunder or subject the Lessor or any Assignee to any danger of criminal liability as a result of failure to comply therewith,
(ii) will not result in a material diminution in the value of any Parcel of Property or Unit of Equipment and (iii) will not impair the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner.

               (k) LIENS. No Property or Equipment is subject to any Lien, except for Permitted Liens.

               (l) AGREEMENT FOR LEASE. The Property acquired and built pursuant to the Agreement for Lease was acquired and built in accordance with the terms of the Agreement for Lease. The representations and warranties of the Lessee, as agent, in the Agreement for Lease are true and correct in all material respects.

               (m) ERISA. The Lessee and its ERISA Affiliates are in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder. No Reportable Event has occurred, been waived or exists as to which the Lessee or any ERISA Affiliate was or is required to file a report with the PBGC, and the present value of all benefit liabilities under each ERISA Plan (based on those assumptions used to fund such ERISA Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $2,000,000 the value of the assets of such ERISA Plan. Neither the Lessee nor any ERISA Affiliate has incurred any Withdrawal Liability that could result in a material adverse effect on (i) the operation, maintenance, use or value of any Parcel of Property or Unit of Equipment, (ii) the ability of the Lessee to perform its obligations under the Operative

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

Documents in a timely manner or (iii) the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease. Neither the Lessee nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated where such reorganization or termination has resulted or could reasonably be expected to result, through increases in the contributions required to be made to such ERISA Plan or otherwise, in a material adverse effect on (A) the operation, maintenance, use or value of any Parcel of Property or Unit of Equipment, (B) the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or (C) the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease.

               (n) STATUS OF LESSEE. On the date hereof, not less than fifty-one percent (51%) of the common stock of each of TA Operating Corporation and National Auto/Truckstops, Inc. is owned (directly or indirectly) beneficially and of record by the Guarantor.

               (o) TAXES. The Lessee has filed or caused to be filed all tax returns which are required to be filed by it, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its assets and properties and has paid all other taxes, fees or other charges imposed on it by any Governmental Authority (except taxes, fees and charges subject to a Permitted Contest).

               (p) GROUND LEASE. Each Ground Lease has been duly authorized, executed and delivered by the Lessee and is a legal, valid and binding obligation of the Lessee enforceable according to its terms. Each Ground Lease is a Mortgageable Ground Lease except to the extent agreed to in writing by the Lessor and Assignee, and is in full force and effect.

               (q) PLEDGE AGREEMENT. The Pledge Agreement has been duly authorized, executed and delivered by the Lessee and, assuming the due authorization, execution and delivery of the Pledge Agreement by the Lessor, is a legal, valid and binding obligation of the Lessee, enforceable according to its terms. The Pledge Agreement creates a valid security interest in the Collateral (as defined in the Pledge Agreement) now in existence, securing the payment of the Secured Obligations (as defined in the Pledge Agreement). All action necessary to perfect the security interest in the Collateral has been taken and such security interest has priority over any other Lien on the Collateral, except for Permitted Liens.

               (r) ENVIRONMENTAL DISCLOSURE. Except as expressly identified in the Pledged Contracts and Environmental Documents:

                    (1) To the best knowledge of the Lessee, after due inquiry, the Lessee and the Property and the Equipment comply with, and have at all times complied with all Environmental Requirements applicable to the Property and the Equipment, including, without limitation, the use, maintenance and operation of the Property and the Equipment, and all activities and conduct of business related thereto, including, without limitation, the use, handling, management, storage, disposal, removal, transport, treatment and/or remediation of any Hazardous Substance, except where noncompliance, individually or in the aggregate, (i) will not place the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified hereunder or subject the Lessor or any Assignee to any

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

danger of criminal liability, (ii) will not result in a diminution in the value of any Parcel of Property or Unit of Equipment, (iii) will not impair the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and (iv) will not impair the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease.

                  (2) The Lessee has obtained all Environmental Approvals necessary in connection with the ownership of and operations at the Property and any activities or conduct performed thereon, and all such Environmental Approvals are in good standing (subject to Permitted Contests), and the Lessee is currently in compliance with all terms and conditions of such Environmental Approvals, except where noncompliance, individually or in the aggregate, (i) will not place the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified hereunder or subject the Lessor or any Assignee to any danger of criminal liability, (ii) will not result in a diminution in the value of any Parcel of Property or Unit of Equipment, (iii) will not impair the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and (iv) will not impair the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease. There are no proceedings pending or threatened as to which there exists a reasonable possibility of a decision or judgment which would question the validity of any such Environmental Approvals.

                  (3) The Lessee has not received, and is not otherwise aware of, any notice, directive, citation, subpoena, summons, order to show cause, complaint or other written communication concerning any alleged violation of Environmental Requirements relating to or affecting the Property or the Equipment or relating to or arising out of (x) the Release or threatened Release of Hazardous Substances at, on, from, beneath or affecting a Parcel of Property, or (y) the condition, ownership, use, maintenance or operation of a Parcel of Property or Unit of Equipment by the Lessee or by any prior owner or operator of the Property or Equipment, except with respect to any such alleged violations that (a) are subject to a Permitted Contest, (b) have been remedied or (c)(1) individually or in the aggregate, (i) will not place the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified for hereunder or subject the Lessor or any Assignee to any danger of criminal liability, (ii) will not result in a diminution in the value of any Parcel of Property or Unit of Equipment, (iii) will not impair the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and (iv) will not impair the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease, and (2) which violations will be remedied prior to the time that such violations, individually or in the aggregate, (i) place the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified for hereunder or subject the Lessor or any Assignee to any danger of criminal liability, (ii) result in a diminution in the value of any Parcel of Property or Unit of Equipment, (iii) impair the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (iv) impair the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                  (4) To the best knowledge of the Lessee, there has been no material adverse change in the facts or circumstances reported in or assumed in the Environmental Documents.

                  (5) To the best knowledge of the Lessee, there has been no Release of any Hazardous Substances (i) on, from, or beneath the Property or Equipment for which a Remedial Action must be taken or which affects the Property or Equipment, or (ii) at any location where any Hazardous Substances used, handled, managed, stored, generated, removed or Released at or in connection with the Property or Equipment have been transported, treated, stored, handled, disposed of, transferred, recycled or received, either (in the case of clauses (i) and (ii)) by the Lessee or any other Person for whose conduct the Lessee is or may be held responsible under applicable Environmental Requirements and (in the case of clauses (i) and (ii)) which will result in material costs to the Lessee, the Lessor, any Assignee or any Indemnified Person pursuant to Environmental Requirements.

                  (6) To the best knowledge of the Lessee, there are currently no agreements, consent orders, decrees or other directives (other than directives of environmental statutes, regulations or permits issued in the ordinary course of business) of any applicable court or Governmental Authority requiring any Remedial Actions with respect to the use, handling, management, storage, Release, removal, transport, treatment or generation of any Hazardous Substance on, from, beneath or affecting the Property or Equipment.

                  (7) There are no underground or above-ground storage tanks (whether or not currently in use) located on or beneath the Property, nor to the Lessee's knowledge after due inquiry, have there ever been such tanks located on the Property in a condition not in compliance with Environmental Requirements.

                  (8) Neither the Lessee nor any of its Affiliates has given notice to any insurance broker or insurance carrier that there has been an occurrence relating to the use, handling, management, storage or Release of Hazardous Substances on, from, beneath or affecting the Property.

                  (9) The Lessee has not, by contract, agreement, or otherwise, arranged for disposal or treatment, or arranged with a transporter for transport for disposal or treatment, of any Hazardous Substances to any location which is listed on the National Priorities List ("NPL") as defined under the Comprehensive Environmental Response Compensation and Liability Act, as amended, 42 U.S.C. 9601 et seq. ("CERCLA"), or which is listed for possible inclusion on the NPL, or which is subject to any regulatory action which may lead to claims under CERCLA.

                  (10) No Environmental Lien is attached to any portion of the Property.

                  (11) Neither the Lessee nor, to the knowledge of the Lessee, any contractor engaged in connection with the Property has engaged in or permitted, any operations or activities upon, or any use or occupancy of, the Property or any portion thereof, for the purpose of or in any way involving the Release of any Hazardous Substance in a manner not in compliance with Environmental Requirements or the handling, storage, use or disposal of any

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY


Hazardous Substance in a manner not in compliance with Environmental Requirements, except where noncompliance, individually or in the aggregate, (A) will not place the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified hereunder or subject the Lessor or any Assignee to any danger of criminal liability, (B) will not result in a diminution in the value of any Parcel of Property or Unit of Equipment, (C) will not impair the ability of the Lessee to perform its obligations the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and
(D) will not impair the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease, nor has the Lessee caused any Hazardous Substance to be released or otherwise come to be located on, under, in or about the Property, nor to the knowledge of Lessee has any Hazardous Substance migrated from the Property onto or underneath other properties, in either case in a condition or under circumstances that could reasonably be expected to (A) place the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified for hereunder or subject the Lessor or any Assignee to any danger of criminal liability, (B) result in a diminution in the value of any Parcel of Property or Unit of Equipment, (C) impair the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (D) impair the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease.

                  (12) To the best knowledge of the Lessee, there is not constructed, placed, deposited, stored, disposed nor located on the Property any asbestos in any form which has become or threatens to become friable.

                  (13) To the best knowledge of the Lessee, there is not constructed, placed, deposited, released, stored, disposed, leached not located on the Property any polychlorinated biphenyls ("PCBS") or transformers, capacitors, ballasts, or other equipment which contain dielectric fluid containing PCBs in a condition not in compliance with applicable Environmental Requirements, except where noncompliance, individually or in the aggregate, (i) will not place the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified for hereunder or subject the Lessor or any Assignee to any danger of criminal liability, (ii) will not result in a diminution in the value of any Parcel of Property or Unit of Equipment, (iii) will not impair the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and (iv) will not impair the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease.

         (s) NO DEFAULT. Neither the Lessee nor the Guarantor is in violation of or in default under or with respect to any Legal Requirement in any respect which could reasonably be expected to have a material adverse effect on (i) the operation, maintenance, use or value of any Parcel of Property or Unit of Equipment, (ii) the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (iii) the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease.

         (t) INVESTMENT COMPANY ACT. Neither Lessee is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

Company Act of 1940, as amended, or an "investment advisor" within the meaning of the Investment Act of 1940, as amended

         (u) YEAR 2000 PROBLEM. The Lessee has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by the Lessee may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and has made related appropriate inquiry of material suppliers and vendors. Based on such review and program, the Lessee believes that the "Year 2000 Problem" will not have a Material Adverse Effect. As used herein "Material Adverse Effect" shall mean (i) a material adverse effect on the business, condition (financial or otherwise), operations, performance or properties of the Lessee, or (ii) a material impairment of the ability of the Lessee to perform its obligations under or to remain in compliance with the Operative Documents. From time to time, at the request of the Lessor or any Assignee, the Lessee shall provide to the Lessor and such Assignee such updated information or documentation as is requested regarding the status of its efforts to address the Year 2000 Problem.

         (v)  ENVIRONMENTAL COVENANTS.

                  (1) The Lessee and the Property and the Equipment shall comply, and the Lessee shall use all reasonable efforts to cause the compliance by any contractors engaged in connection with the Property, with all Environmental Requirements applicable to the Property and the Equipment and activities and conduct of business performed thereon, including, without limitation, the use, maintenance and operation of the Property and the Equipment and all activities and conduct performed thereon, including, without limitation, the use, storage, removal, transport, treatment and/or remediation of any Hazardous Substance, except where noncompliance, individually or in the aggregate, (i) will not place the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified for hereunder or subject the Lessor or any Assignee to any danger of criminal liability, (ii) will not result in a diminution in the value of any Parcel of Property or Unit of Equipment, (iii) will not impair the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and (iv) will not impair the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease.

                  (2) The Lessee shall maintain all Environmental Approvals necessary to conduct operations at the Property and shall comply with all such Environmental Approvals, except where noncompliance, individually or in the aggregate, (i) will not place the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified hereunder or subject the Lessor or any Assignee to any danger of criminal liability, (ii) will not result in a diminution in the value of any Parcel of Property or Unit of Equipment, (iii) will not impair the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and (iv) will not impair the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY


                  (3) The Lessee shall not cause or suffer or permit the attachment of any Environmental Lien to the Property or any portion thereof, except for such Environmental Liens as the Lessee is contesting pursuant to a Permitted Contest.

                  (4) The Lessee shall not cause, and shall use all reasonable efforts not to suffer or permit the transportation or arrangement for the transport of any Hazardous Substance from the Property to any facility or site for the purpose of treatment or disposal which is (i) included on the NPL or
(ii) is subject to a Remedial Action requirement (other than routine anticipated regulatory requirements), except any Remedial Action which (A) will not place the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified hereunder or subject the Lessor or any Assignee to any danger of criminal liability, (B) will not result in a diminution in the value of any Parcel of Property or Unit of Equipment, (C) will not impair the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and (D) will not impair the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease, or (iii) which has not obtained or maintained all Environmental Approvals required pursuant to applicable Environmental Requirements.

                  (5) The Lessee shall not engage in or permit any operations or activities upon, or any use or occupancy of, the Property or any portion thereof, for the purpose of or in any way involving the Release of any Hazardous Substance in a manner not in compliance with Environmental Requirements or the handling, storage, use or disposal of any Hazardous Substance in a manner not in compliance with Environmental Requirements, except where noncompliance, individually or in the aggregate, (i) will not place the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified for hereunder or subject the Lessor or any Assignee to any danger of criminal liability, (ii) will not result in a diminution in the value of any Parcel of Property or Unit of Equipment, (iii) will not impair the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and (iv) will not impair the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease, and the Lessee shall not cause any Hazardous Substance to be released or otherwise come to be located on, under, in or about the Property, nor to the knowledge of the Lessee has any Hazardous Substance migrated from the Property onto or underneath other properties, in either case in a condition or under circumstances that could reasonably be expected to (A) place the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified for hereunder or subject the Lessor or any Assignee to any danger of criminal liability, (B) result in a diminution in the value of any Parcel of Property or Unit of Equipment, (C) impair the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (D) impair the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease.

                  (6) The Lessee shall not cause or suffer the use or Release of any asbestos-containing material or any article of PCBs in connection with the remodeling construction of the Property.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY


                  (7) (i) The Lessee shall promptly, but in any case within ten
(10) Business Days of receiving actual notice thereof, notify the Lessor and Assignee if, after the date of this Lease, (A) any Environmental Matter has occurred or any environmental condition is discovered in, on, beneath, from or involving the Property or any part thereof (including, without limitation, the presence or Release of Hazardous Substances or the violation of Environmental Requirements) that could reasonably be expected to result in Environmental Damages against the Lessee, the Lessor, any Assignee or any Indemnified Person in excess of $300,000, or (B) the Lessee has received notification that it, the Property or any part thereof is the subject of a proceeding that could reasonably be expected to result in any ordered remediation or corrective action or other liability related to an environmental event or condition, the cost of which liability to the Lessee is reasonably expected to exceed $300,000 (each of (A) and (B) and "ENVIRONMENTAL EVENT").

                  (ii) Following receipt of a notice pursuant to (i) above, the Lessor and Assignee, in each case in their reasonable discretion, may require the Lessee to conduct, or cause to be conducted, an environmental audit of the Property by an environmental consultant reasonably satisfactory to the Lessor and Assignee, the scope of which audit shall be limited to confirming the magnitude and anticipated cost of the liability resulting from the Environmental Matter and to provide a copy of such environmental consultant's report to the Lessor and Assignee.

                  (iii) The Lessee shall initiate, or cause to be initiated at no cost to the Lessor or Assignee, in a timely fashion, such actions as may be necessary to comply in all respects with all applicable Environmental Requirements, except where noncompliance, individually or in the aggregate, (A) will not place the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified for hereunder or subject the Lessor or any Assignee to any danger of criminal liability, (B) will not result in a diminution in the value of any Parcel of Property or Unit of Equipment, (C) will not impair the ability of the Lessee to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and (D) will not impair the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease and to alleviate any significant risk to human health or the environment if the same arises from a condition on or in respect of the Property or any part thereof, whether existing on or prior to the date of this Lease. Once the Lessee commences such actions, the Lessee shall thereafter diligently proceed to comply materially and in a timely manner with all Environmental Requirements.

         (w) COMPLIANCE WITH FINANCIAL COVENANTS. The Lessee agrees that it will cause the Guarantor to comply with the covenants set forth in Sections 7.13, 7.14, 7.15, 7.16 and 7.17 of the TravelCenters Credit Agreement; PROVIDED, that the Lessee's obligation to cause the Guarantor to comply with such Sections of the TravelCenters Credit Agreement shall survive the termination or ceasing to be in effect for any reason whatsoever of the TravelCenters Credit Agreement and the Lessee agrees to comply with such covenants, notwithstanding any such termination or ceasing to be in effect until such date as this Lease shall be terminated in accordance with the terms hereof.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                  SECTION 3. LEASE OF PROPERTY OR EQUIPMENT.

                  (a) Subject to the terms and conditions hereof, the Lessor shall lease to the Lessee, and the Lessee shall lease from the Lessor pursuant to this Lease, any Property or Equipment of the type described on Exhibit A hereto; PROVIDED, that:

                           (i) such Property or Equipment is available for
                  purchase;

                           (ii) except with respect to any Parcel of Property
                  or Unit of Equipment acquired and built pursuant to the Agreement for Lease, the Lessor has approved the purchase order or acquisition with respect to such Equipment or the acquisition with respect to such Property (which approval shall be in the sole discretion of the Lessor);

                           (iii) at the time any such Property or Equipment is
                  to be ordered or leased hereunder there exists no Event of Default or Potential Default;

                           (iv) with respect to any Property acquired and built
                  pursuant to the Agreement for Lease, Substantial Completion (as defined in the Agreement for Lease) shall have occurred; and

                           (v) the sum of (A) the Acquisition Cost of such
                  Property or Equipment and (B) the aggregate Acquisition Cost of all other Property or Equipment leased hereunder would not, at the time any such Property or Equipment is to be leased hereunder, exceed such amount as the Lessor and the Lessee may from time to time agree.

                  (b) The lease hereunder of Parcels of Property and related Units of Equipment acquired and built pursuant to the Agreement for Lease shall be evidenced by an AFL Unit Leasing Record. Subject to the terms of paragraph
(a) of Section 3 hereof, upon Substantial Completion (as defined in the Agreement for Lease) of a Parcel or Parcels of Property acquired and built pursuant to the Agreement for Lease, the Lessee shall prepare an AFL Unit Leasing Record. The AFL Unit Leasing Record shall give a full description of the Property (and the applicable Equipment), its Acquisition Cost, its Lease Term, the Quarterly Rent Component with respect to such Property or Equipment and such other details as the Lessor and the Lessee may from time to time agree. Within five (5) Business Days of the Lessor's receipt of the Certificate of Substantial Completion relating to a Parcel or Parcels of Property and a Unit or Units of Equipment to be leased hereunder, satisfaction of the other requirements of the Agreement for Lease and receipt of a completed and executed AFL Unit Leasing Record, the Lessor shall execute the AFL Unit Leasing Record and deliver it to the Lessee. The AFL Unit Leasing Record shall have an Effective Date as of the date of execution by the Lessor of the AFL Unit Leasing Record. Execution and delivery by the Lessee of an AFL Unit Leasing Record shall constitute (i) acknowledgment by the Lessee that the Property and Equipment, if any, specified in such AFL Unit Leasing Record has been delivered to the Lessee in good condition and has been accepted for lease hereunder by the Lessee as of the Effective Date of such AFL Unit Leasing Record, (ii) acknowledgment by the Lessee that the Property and Equipment, if any, specified in such AFL Unit Leasing Record is subject to all of the covenants, terms and

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

conditions of this Lease, (iii) certification by the Lessee that the representations and warranties contained in Section 2 of this Lease (except for the representation contained in paragraph (f) and clause (8) of paragraph (r) of Section 2 hereof) are true and correct in all material respects on and as of the Effective Date of such AFL Unit Leasing Record as though made on and as of such date and that there exists on such date no Event of Default or Potential Default, and (iv) certification by the Lessee that on and as of the Effective Date of such AFL Unit Leasing Record, there has been no material adverse change in the assets, properties, operations, prospects, consolidated financial condition, contingent liabilities or business of the Guarantor since the date of this Lease, which could reasonably be expected to have a material adverse effect on (1) the ability of the Lessee to perform its obligations under this Lease or the Agreement for Lease in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or
(2) the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease.

                  (c) The lease of each Parcel of Property, other than a Parcel of Property acquired and built pursuant to the Agreement for Lease, or Unit of Equipment, other than a Unit of Equipment appropriately included in an AFL Unit Leasing Record, to the Lessee under this Lease shall be evidenced by a Unit Leasing Record. The Lessee shall prepare and execute a Unit Leasing Record with respect to each such Parcel of Property or Unit of Equipment (which Unit Leasing Record may relate to more than one Unit of Equipment) and deliver it promptly to the Lessor. Contemporaneously with the payment required by paragraph (b) of Section 5 hereof, the Lessor shall execute the acceptance of such Unit Leasing Record and promptly return one copy of such Unit Leasing Record to the Lessee.

                  (d) The Lessee shall prepare each Unit Leasing Record pursuant to the procedures provided by the Lessor. Each Unit Leasing Record shall give a full description of the Parcel or Parcels of Property or Unit or Units of Equipment covered thereby, the Acquisition Cost of each such Parcel or Unit, the Lease Term for each such Parcel or Unit, its location and such other details as the Lessor and the Lessee may from time to time agree.

                  (e) Execution by the Lessee of a Unit Leasing Record shall constitute (i) acknowledgment by the Lessee that the Property or Equipment specified in such Unit Leasing Record has been delivered to the Lessee in good condition and has been accepted for lease hereunder by the Lessee as of the Effective Date, (ii) acknowledgment by the Lessee that the Property or Equipment specified in such Unit Leasing Record is subject to all of the covenants, terms and conditions of this Lease, and (iii) certification by the Lessee that the representations and warranties contained in Section 2 of this Lease (except for the representation contained in paragraph (f) and clause (8) of paragraph (r) of Section 2 hereof) are true and correct in all material respects on and as of the Effective Date as though made on and as of the Effective Date and that there exists on the Effective Date no Event of Default or Potential Default.

                  (f) In connection with any Parcel of Property acquired and built pursuant to the Agreement for Lease, within six (6) months of the Final Advance (as defined in the Agreement for Lease) with respect to such Parcel, the Lessee may deliver to the Lessor a Certificate of Increased Cost (as defined in the Agreement for Lease) pursuant to the Agreement for Lease setting forth the actual amount expended by the Lessee for items included in the Unit Budget (as defined in the Agreement for Lease) with respect to such Parcel while it was subject to the

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

Agreement for Lease. If, based upon such Certificate of Increased Cost, a Completion Advance (as defined in the Agreement for Lease) is to be made, the Lessor shall execute within five (5) days of receipt of such Certificate of Increased Cost from the Lessee a revised AFL Unit Leasing Record to amend the Adjusted Acquisition Cost for such Parcel to reflect the increase in the Acquisition Cost.

                  SECTION 4. OPERATING LEASE.

                  It is the intent of the Lessee and the Lessor that: (i) this Lease constitutes an operating lease between the Lessor, as lessor, and the Lessee, as lessee, for purposes of the Lessee's financial reporting, (ii) notwithstanding any of the provisions of this Lease, the Agreement for Lease or the other Transaction Documents to the contrary, the Lessee is and will be the owner of the Property and Equipment for federal and state income tax purposes, and (iii) this Lease grants to the Lessor a Lien on all of Lessee's right, title and interest on and to the Property and Equipment. The Lessee and the Lessor agree that the Lessor shall be deemed to have a valid and binding security interest in and Lien on all of the Lessee's right, title and interest in and to the Property and Equipment, free and clear of all Liens, other than Permitted Liens, as security for the obligations of the Lessee under this Lease and the Agreement for Lease (it being understood and agreed that in order to secure the payment and performance of the obligations of the Lessee under this Lease and the Agreement for Lease, the Lessee does hereby grant a Lien on, and convey, transfer, assign, mortgage and warrant to the Lessor and its successors, transferees and assigns as collateral security, for the benefit of the Lessor and its successors, transferees and assigns, the Property and Equipment and any proceeds or products thereof (subject to the Lessee retaining the right, subject to the express provisions of this Lease and the Agreement for Lease to remain in quiet and peaceful possession of each of the foregoing and collect, receive and retain the rents, revenues, profits, proceeds, income and royalties therefrom).

                  SECTION 5. DELIVERY.

                  (a) The Lessee shall acquire or order and accept Property (other than Property or Equipment to be acquired and built pursuant to the Agreement for Lease) pursuant to the procedures provided by the Lessor. The Lessor shall not be liable to the Lessee for any failure to obtain, or delay in obtaining, any Property or Equipment or any delay in the delivery of title to the Lessor or possession of the Property or Equipment to the Lessee.

                  (b) Upon acceptance for lease of a Parcel of Property (other than Property acquired and built pursuant to the Agreement for Lease) or Unit of Equipment (other than Equipment located on Property acquired and built pursuant to the Agreement for Lease) by the Lessee and the Lessor and receipt by the Lessor of:

                  (i) in the case of a Unit of Equipment, the vendor's invoice or invoices and, if required by the Lessor, a bill of sale, for such Unit of Equipment, and in the case of a Parcel of Property, the executed contract of sale and deed with respect to each fee interest in such Parcel of Property (or with respect to a leasehold interest in a Parcel of Property, the executed Ground Lease), in accordance with such amounts set forth in the Unit Leasing Record for such Unit of Equipment or Parcel of Property, together with such estoppel

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                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                           certificates, consents, recognition and attornment agreements and confirmation of customary mortgagee protection as are reasonably acceptable to the Lessor;

                                    (ii) invoices or other evidence
                           satisfactory to the Lessor for any amounts included in the Acquisition Cost of such Parcel or Unit payable to parties other than the vendor in accordance with such amounts set forth in the Unit Leasing Record for such Unit of Equipment or Parcel of Property;

                                    (iii) invoices or other evidence
                           satisfactory to the Lessor for any amounts included in the Acquisition Cost of such Parcel or Unit that have been paid to the vendor or other parties by the Lessee and for any costs included in the Acquisition Cost of such Parcel or Unit incurred by the Lessee, in accordance with such amounts set forth in the Unit Leasing Record for such Unit of Equipment or Parcel of Property;

                                    (iv) with respect to each Parcel of
                           Property or Unit of Equipment, a current MAI appraisal prepared by an independent, licensed appraiser and in form and substance acceptable to the Lessor in all respects;

                                    (v) with respect to each Parcel of
                           Property, an ALTA form title insurance commitment from a title insurance company satisfactory to the Lessor and any Assignee, subject to no title exceptions or other matters other than those approved by the Lessor and any Assignee, and committing to insure the Lessor's and Assignee's interest in such Parcel of Property upon delivery to the title insurance company of the title and financing documents to be recorded and the actual issuance and prompt delivery of such policies to the Lessor and the Assignee;

                                    (vi) with respect to each Parcel of
                           Property, a current as-built survey by an independent, licensed registered public land surveyor, certified to the Lessor and any Assignee, which survey shall show the following: (1) lot lines of such Parcel shown in metes and bounds, and the lines of streets abutting such Parcel and the width thereof, (2) all access and other easements appurtenant to or used in connection with such Parcel, (3) all roadways, paths, driveways, easements, set-backs, encroachments and overhanging projections and similar encumbrances affecting such Parcel, whether recorded, apparent from a physical inspection of such Parcel, or otherwise known to the surveyor, (4) any encroachments on any adjoining property by the building structures and improvements on such Parcel, and (5) if such Parcel is described by reference to a filed map, a legend relating the survey to such map, and a certification whether such Parcel is located in a flood zone;

                                    (vii) with respect to each Parcel of
                           Property, (1) an environmental certificate substantially in the form of Exhibit H to the Agreement for Lease, duly executed by the Lessee, and (2) an environmental report certified to the Lessor and any Assignee and satisfactory to the Lessor and Assignee in all respects, prepared by a reputable environmental consulting or environmental

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                           engineering firm acceptable to the Lessor and Assignee which addresses the matters set forth on
                           Exhibit I to the Agreement for Lease;

                                    (viii) a Unit Leasing Record with respect
                           to such Parcel or Unit duly prepared and executed by the Lessee;

                                    (ix) opinions of counsel for the Lessee, in
                           form and substance reasonably satisfactory to the Lessor and any Assignee; and

                                    (x) such other documentation as the Lessor
                           may reasonably require.

         Upon receipt and approval of all documents required by the preceding clauses, the Lessor shall (A) pay to such vendor the amount of the vendor's invoice or invoices and/or contract of sale for such Parcel or Unit except to the extent previously paid by the Lessee, (B) pay to such other parties such amounts payable, except to the extent previously paid by the Lessee and (C) reimburse or pay to the Lessee for such amounts paid to the vendor or other parties by the Lessee, for such costs incurred by the Lessee and, if agreed between the Lessor and the Lessee, for the appraised value of the Property or Equipment; PROVIDED, HOWEVER, that in no event shall the sum of all payments made pursuant to clauses (A), (B) and (C) above exceed the Acquisition Cost of such Property or Equipment.

                  (c) The requirements for acceptance for lease hereunder of the Property acquired and built pursuant to the Agreement for Lease shall be the requirements set forth in the Agreement for Lease.

                  (d) This is a net Lease. The obligations of the Lessee to pay all amounts payable pursuant to this Lease (including specifically and without limitation amounts payable under Sections 7 and 11 hereof) shall be absolute and unconditional under any and all circumstances of any character, and such amounts shall be paid without notice, demand, defense, setoff, deduction or counterclaim and without abatement, suspension, deferment, diminution or reduction of any kind whatsoever, except as herein expressly otherwise provided. The obligation of the Lessee to lease and pay Basic Rent for any and all Property or Equipment accepted for use pursuant to this Lease is without any warranty or representation, express or implied, as to any matter whatsoever on the part of the Lessor or any Assignee or any Affiliate of either, or anyone acting on behalf of any of them.

         THE LESSEE HAS SELECTED AND SHALL SELECT ALL PROPERTY OR EQUIPMENT ACQUIRED OR ORDERED ON THE BASIS OF ITS OWN JUDGMENT. NEITHER THE LESSOR NOR ANY ASSIGNEE NOR ANY AFFILIATE OF EITHER, NOR ANYONE ACTING ON BEHALF OF ANY OF THEM MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, AS TO THE SAFETY, TITLE, CONDITION, QUALITY, QUANTITY, FITNESS FOR USE, MERCHANTABILITY, CONFORMITY TO SPECIFICATION, OR ANY OTHER CHARACTERISTIC, OF ANY PROPERTY OR EQUIPMENT, OR AS TO WHETHER ANY PROPERTY OR EQUIPMENT OR THE OWNERSHIP, USE, OCCUPANCY OR POSSESSION THEREOF COMPLIES WITH ANY LAWS, RULES, REGULATIONS OR REQUIREMENTS OF ANY KIND.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

         AS BETWEEN THE LESSEE AND THE LESSOR, ANY ASSIGNEE OR ANY INDEMNIFIED PERSON, THE LESSEE ASSUMES ALL RISKS AND WAIVES ANY AND ALL DEFENSES, SET-OFFS, DEDUCTIONS, COUNTERCLAIMS, OR OTHER RIGHTS, EXISTING OR FUTURE, AS TO THE LESSEE'S OBLIGATION TO PAY BASIC RENT AND ALL OTHER AMOUNTS PAYABLE HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY RELATING TO:

                           (A) THE SAFETY, TITLE, CONDITION, QUALITY, QUANTITY,
                  FITNESS FOR USE, MERCHANTABILITY, CONFORMITY TO
                  SPECIFICATION, OR ANY OTHER QUALITY OR CHARACTERISTIC OF ANY PROPERTY OR EQUIPMENT, LATENT OR NOT;

                           (B) ANY SET-OFF, COUNTERCLAIM, RECOUPMENT,
                  ABATEMENT, DEFENSE OR OTHER RIGHT WHICH THE LESSEE MAY HAVE AGAINST THE LESSOR, ANY ASSIGNEE OR ANY INDEMNIFIED PERSON FOR ANY REASON WHATSOEVER ARISING OUT OF THIS OR ANY OTHER TRANSACTION OR MATTER;

                           (C) ANY DEFECT IN TITLE OR OWNERSHIP OF PROPERTY OR
                  EQUIPMENT OR ANY TITLE ENCUMBRANCE NOW OR HEREAFTER EXISTING WITH RESPECT TO THE PROPERTY OR EQUIPMENT;

                           (D) ANY FAILURE OR DELAY IN DELIVERY OR ANY LOSS,
                  THEFT OR DESTRUCTION OF, OR DAMAGE TO, ANY PROPERTY OR EQUIPMENT, IN WHOLE OR IN PART, OR CESSATION OF THE USE OR POSSESSION OF ANY PROPERTY OR EQUIPMENT BY THE LESSEE FOR ANY REASON WHATSOEVER AND OF WHATEVER DURATION, OR ANY CONDEMNATION, CONFISCATION, REQUISITION, SEIZURE, PURCHASE, TAKING OR FORFEITURE OF ANY PROPERTY OR EQUIPMENT, IN WHOLE OR IN PART;

                           (E) ANY INABILITY OR ILLEGALITY WITH RESPECT TO THE
                  USE, OWNERSHIP, OCCUPANCY OR POSSESSION OF THE PROPERTY OR EQUIPMENT BY THE LESSEE;

                           (F) ANY INSOLVENCY, BANKRUPTCY, REORGANIZATION OR
                  SIMILAR PROCEEDING BY OR AGAINST THE LESSEE OR THE LESSOR OR ANY ASSIGNEE;

                           (G) ANY FAILURE TO OBTAIN, OR EXPIRATION, SUSPENSION
                  OR OTHER TERMINATION OF, OR INTERRUPTION TO, ANY REQUIRED LICENSES, PERMITS,

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                  CONSENTS, AUTHORIZATIONS, APPROVALS OR OTHER LEGAL
                  REQUIREMENTS;

                           (H) THE INVALIDITY OR UNENFORCEABILITY OF THIS LEASE
                  OR ANY OTHER INFIRMITY HEREIN OR ANY LACK OF POWER OR AUTHORITY OF THE LESSOR OR THE LESSEE TO ENTER INTO THIS CONTRACT;

                           (I) THE INVALIDITY OR UNENFORCEABILITY OF ANY BILL
                  OF SALE OF ANY PROPERTY OR EQUIPMENT EXECUTED IN CONNECTION WITH THIS LEASE OR ANY OTHER INFIRMITY THEREIN OR LACK OF POWER OR AUTHORITY OF ANY PARTY THERETO TO ENTER INTO SUCH BILL OF SALE; OR

                           (J) ANY OTHER CIRCUMSTANCES OR HAPPENING WHATSOEVER,
                  WHETHER OR NOT SIMILAR TO ANY OF THE FOREGOING.

         THE LESSEE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS WHICH IT MAY NOW HAVE OR WHICH AT ANY TIME HEREAFTER MAY BE CONFERRED UPON IT, BY STATUTE OR OTHERWISE, TO TERMINATE, CANCEL, QUIT, RESCIND OR SURRENDER THIS LEASE EXCEPT IN ACCORDANCE WITH THE EXPRESS TERMS HEREOF. Each payment of Basic Rent, Additional Rent and any other amount due hereunder made by the Lessee shall be final, and the Lessee, without waiving any other remedies it may have, will not seek or have any right to recover all or any part of such payment from the Lessor or any Assignee for any reason whatsoever, except as set forth in the second succeeding sentence. Notwithstanding anything contained herein to the contrary, the making of payments under this Lease by the Lessee shall not be deemed to be a waiver of any claim or claims that the Lessee may assert against the Lessor or any other Person. The Lessor agrees to repay the Lessee amounts paid to the Lessor to the extent such payments were in error and are not required by any of the terms and provisions of this Lease.

         (e) Notwithstanding any other provision contained in this Lease, it is specifically understood and agreed that neither the Lessor nor any Assignee nor any Affiliate of either, nor anyone acting on behalf of any of them makes any warranties or representations or has any responsibility to disclose any relevant information, nor, except as set forth in Section 22 of this Lease, has the Lessor or any Assignee or any Affiliate of either, or anyone acting on behalf of any of them made any covenants or undertakings, as to the accounting treatment to be accorded the Lessee or as to the U.S. Federal or any state income or any other tax consequences, if any, to the Lessee as a result of or by virtue of the transactions contemplated by this Lease.

         (f) In the event the title insurance policy insuring the Lessor's interest in any Parcel of Property would not, in the absence of special insurance by the Lessee, become effective until the date of recordation of the deed or the Ground Lease, as applicable, then the Lessee shall

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

furnish such indemnity to the title insurance company as it shall require in order to insure the Lessor's interest in such Parcel of Property, effective as of the date of the Effective Date.

                  SECTION 6. LEASE TERM.

                  (a) The Lease Term with respect to any Parcel of Property or Unit of Equipment leased hereunder shall commence on the Effective Date set forth in the Unit Leasing Record or the AFL Unit Leasing Record for such Parcel of Property or Unit of Equipment and shall continue through the seventh anniversary of the date of this Lease, unless terminated earlier pursuant to
Section 12, 13, 14, 15, 16, 19 or 29 hereof.

                  (b) Notwithstanding anything contained in this Section 6, the provisions of Sections 10 and 11 hereof and paragraph (a) of Section 15 hereof (if applicable) shall apply with respect to any Property or Equipment from the time such Property or Equipment is ordered by the Lessee.

                  SECTION 7. RENT AND OTHER PAYMENTS.

                  (a) The Lessee hereby agrees to pay the Lessor (i) on each Basic Rent Payment Date, in immediately available funds, as provided in paragraph (e) of this Section 7, Basic Rent for the quarterly period (or part thereof) ending on such Basic Rent Payment Date, with respect to each Parcel of Property or Unit of Equipment; PROVIDED, that, if the Effective Date is on or after the first Lease Rate Date with respect to such Parcel or Unit, Basic Rent for the applicable partial quarterly period shall be payable on the next succeeding Basic Rent Payment Date.

                  (b) The Lessor shall furnish to the Lessee on the 16th day of the month in which each Basic Rent Payment Date occurs the weighted average percentage cost per annum referred to in paragraph (a)(iii) of the definition of "Basic Rent" in Section 1 hereof for such quarterly period, or, if such day is not a Business Day, on the next succeeding Business Day (the "LEASE RATE DATE"). Prior to each Basic Rent Payment Date the Lessor shall furnish the Lessee with a summary of the calculations of Basic Rent payable on such Basic Rent Payment Date.

                  (c) The Lessee hereby agrees to pay on demand all amounts (other than Basic Rent) payable hereunder, including, without limitation, all amounts payable to any Indemnified Person pursuant to Section 11 hereof.

                  (d) Without prejudice to the full exercise by the Lessor of its rights under Sections 18 and 19 hereof, the Lessee shall pay to the Lessor from time to time, on demand, as additional rent ("ADDITIONAL RENT") (i) amounts required to reimburse the Lessor for its obligations, costs and expenses (not previously included in Basic Rent or Acquisition Cost) incurred in acquiring, financing (including equity financing and maintaining security for and exercising remedies in connection with any such financing) and leasing the Property or Equipment (including, without limitation, all obligations of the Lessor under or in respect of any interest rate swap, cap, collar or other financial hedging arrangement and any amounts payable by the Lessor under any such arrangement to reduce the notional amount thereof by the amount of any prepayment of any borrowing to which such interest rate swap, cap, collar or other financial hedging arrangement relates), and (ii) to the extent legally enforceable, an amount computed by multiplying (A) all sums not paid by the Lessee to the Lessor as provided in this

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

Lease on or before the date such payments are due, by (B) the decimal equivalent of the percentage referred to in paragraph (a)(iii) of the definition of "Basic Rent" as most recently furnished by the Lessor, and by (C) a fraction having a numerator equal to the number of days in the period from but excluding such due date to and including the date of payment thereof (provided that, all full calendar months during such period shall be computed on the basis of a 30-day month) and a denominator of 360, in each case except to the extent that the amounts described in clause (i) or (ii) above are included in the Acquisition Cost or have been paid by the Lessee pursuant to the provisions of Section 11 hereof. The Lessee shall also pay to the Lessor on demand an amount equal to any expenses incurred by the Lessor in collecting such unpaid sums.

                  (e) Basic Rent and Additional Rent and any other amount payable by the Lessee to the Lessor shall be paid such that immediately available funds in the full amount due are available on the date due, to the account of the Lessor at such bank, or to such account of such other Person at such bank, or otherwise as the Lessor may from time to time designate.

                  (f) During the Lease Term of any Parcel of Property or Unit of Equipment, the Lessor shall calculate, on each Lease Rate Date (except the first Lease Rate Date hereunder), the difference, if any, between (i) the Basic Rent paid by the Lessee for the previous quarterly period and (ii) an amount equal to what the Basic Rent would have been for such quarterly period had the Basic Rent been calculated using the weighted average percentage cost per annum of the borrowings outstanding at any time (as specified in subparagraph
(a)(iii) of the definition of Basic Rent) during the previous quarterly period (rather than during the applicable Computation Period); PROVIDED, that with respect to the Basic Rent for the last quarter of the Lease Term, such calculation shall occur on the last day of the Lease Term. On or about August 16, 2000, and thereafter on or about August 16 of each year, and on the last day of the Lease Term, the Lessor shall furnish to the Lessee a calculation of the aggregate difference between the amounts determined under clause (i) above and the correlating amounts determined under clause (ii) above (the "RECONCILIATION AMOUNT") for each quarterly period since the date of this Lease or each quarterly period since the last time the Reconciliation Amount was calculated, whichever is later. The Lessor and the Lessee agree that if the Reconciliation Amount is a positive number, then such amount shall be credited against the amount of Basic Rent that the Lessee is required to pay on the next Basic Rent Payment Date (or Basic Rent Payment Dates, if such amount shall exceed the amount of Basic Rent payable in the next succeeding quarter), and if the Reconciliation Amount is a negative number, then such amount shall be payable by the Lessee on the next Basic Rent Payment Date in addition to the amount of Basic Rent due and payable on such Basic Rent Payment Date, except that with respect to the Reconciliation Amount computed on the last day of the Lease Term, such amount shall be paid by the Lessor to the Lessee (in the case of a positive number) or by the Lessee to the Lessor (in the case of a negative number) on the last day of the Lease Term. Any notices required by this paragraph (f) which are furnished to the Lessee by the Lessor shall be conclusive, absent manifest error, as to the contents thereof.

                  SECTION 8. RESTRICTED USE; COMPLIANCE WITH LAWS.

                  (a) So long as no Event of Default shall have occurred and be continuing, the Lessee may use the Property or Equipment in the regular course of its business for any lawful purpose. The Lessee will not do or permit any act or thing which might materially impair, other

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

than normal wear and tear arising out of the proper and normal use thereof, the value or utility of any Parcel of Property or Unit of Equipment.

                  (b) The Lessee shall promptly and duly execute, deliver, file and record, at the Lessee's expense, all such documents, statements, filings and registrations, and take such further action, as the Lessor shall from time to time reasonably request in order to establish, perfect and maintain the Lessor's title to and interest in the Property or Equipment and any Assignee's security interest in this Lease or any Property or Equipment as against the Lessee or any third party in any applicable jurisdiction. The Lessee may, after notice in writing to the Lessor and at the Lessee's own cost and expense, change the place of principal location of any Equipment. Notwithstanding the foregoing, no change of location shall be undertaken unless and until all Legal Requirements shall have been met. At the reasonable request of the Lessor (but no more often than once each year), the Lessee shall advise the Lessor in writing where all Equipment leased hereunder as of such date is principally located.

                  (c) The Lessee shall use every reasonable precaution to prevent loss or damage to Property or Equipment and to prevent injury to third persons or property of third persons. The Lessee shall cooperate fully with the Lessor and all insurance companies providing insurance pursuant to Section 10 hereof in the investigation and defense of any claims or suits arising from the ownership, operation or use of any Equipment or ownership, use, or occupancy of any Property; PROVIDED, that nothing contained in this paragraph (c) shall be construed as imposing on the Lessor any duty to investigate or defend any such claims or suits. The Lessee shall comply and shall use diligent efforts to cause all Persons using or operating Equipment or using or occupying Property to comply with all Insurance Requirements and Legal Requirements applicable to such Property or Equipment and to the acquiring, titling, registering, leasing, insuring, using, occupying, operating and disposing of Property or Equipment, and the licensing of operators thereof.

                  (d) The Lessor or any Assignee or any authorized representative of either may upon reasonable notice (and without notice if an Event of Default shall have occurred and be continuing) and during reasonable business hours from time to time inspect Property or Equipment and deeds, registration certificates, certificates of title and related documents covering Property or Equipment wherever the same may be located, but neither the Lessor nor any Assignee shall have any duty to make any such inspection.

                  (e) The Lessee shall not, without the prior written consent of the Lessor, permit, or suffer to exist, any Lien, other than Permitted Liens or those Liens placed thereon by, or arising from, the Lessor's own actions or which are subject to a Permitted Contest, nor may it assign any right or interest herein or in any Property or Equipment. The Lessee shall not, without the prior written consent of the Lessor, which consent shall not be unreasonably withheld or denied, sublease or otherwise relinquish possession of any Property or Equipment, except that (i) the Lessee may relinquish possession of Property or Equipment to any contractor for use in performing work for the Lessee on such Property or Equipment; PROVIDED, that such relinquishment of possession shall in no way affect the obligations of the Lessee or the rights of the Lessor hereunder and with respect to the Property or Equipment and (ii) the Lessee may sublease any Parcel of Property or Unit of Equipment; PROVIDED, that (A) each such sublease shall expressly be made subject and subordinate to the provisions hereof, (B) no such sublease

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

shall modify or limit any right or power of the Lessor or Assignee hereunder or affect or reduce any obligation of the Lessee hereunder, and all such obligations shall continue in full force and effect as obligations of a principal and not of a guarantor or surety, as though no such subletting had been made, and (C) any such sublease made otherwise than as expressly permitted by this paragraph (e) shall be void and of no force and effect. Notwithstanding the foregoing, upon the Lessee's written request, the Lessor shall enter into a Recognition and Attornment Agreement with any subtenant of the Lessee which subleases space representing at least 1,000 square feet of the total area of any Parcel of Property, provided that at the time of such written request from the Lessee, such subtenant is requesting or has requested that the Lessor enter into such agreement. As security to the Lessor for the performance of the Lessee's obligations under this Lease, the Lessee hereby assigns to the Lessor all of its right, title and interest in and to all subleases permitted hereby and, subject to the preceding sentence, agrees to use reasonable efforts to cause any sublessee to enter into attornment agreements with the Lessor as the Lessor shall reasonably request. The Lessor shall have the present and continuing right to collect and enjoy all rents and other sums of money payable under any such sublease, and the Lessee hereby irrevocably assigns such rents and other sums to the Lessor for the benefit and protection of the Lessor; PROVIDED, that unless an Event of Default shall have occurred and be continuing hereunder, the Lessee shall be entitled to collect and enjoy such rents and other sums. The Lessee shall, within thirty (30) days after the execution of any such sublease, deliver a conformed copy thereof to the Lessor and any Assignee. Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, express or implied, to or for the performance by any contractor, laborer, materialman or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to such Property or Equipment or any part thereof. Notice is hereby given that the Lessor will not be liable for any labor, services or materials furnished or to be furnished to the Lessee, or to anyone holding any such Property or Equipment or any part thereof through or under the Lessee, and that no mechanics' or other liens for any such labor, services or materials shall attach to or affect the interest of the Lessor in and to such Property or Equipment.

                  (f) If any Lien or charge of any kind or any judgment, decree or order of any court or other governmental authority (including, without limitation, any state or local tax lien affecting such Property or Equipment), whether or not valid, shall be asserted or entered which might interfere with the due and timely payment of any sum payable or the exercise of any of the rights or the performance of any of the duties or responsibilities under this Lease, the Lessee shall, upon obtaining knowledge thereof or upon receipt of notice to that effect from the Lessor, promptly take such action as may be necessary to prevent or terminate such interference.

                  SECTION 9. MAINTENANCE, IMPROVEMENT AND REPAIR OF PROPERTY OR EQUIPMENT.

                  (a) Upon the request of the Lessee, the Lessor will, so long as no Event of Default shall have occurred and be continuing, assign or otherwise make available to the Lessee any and all rights the Lessor may have under any vendor's or manufacturer's warranties or undertakings with respect to any Property or Equipment.

                  (b) The Lessee shall pay all costs, expenses, fees and charges (including, without limitation, charges of any community or property owner to which any Parcel of Property

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

is subject) incurred in connection with the ownership, use or occupancy of any Parcel of Property or ownership, use and operation of any Unit of Equipment. The Lessee shall operate and maintain the Property and Equipment in accordance with prudent industry standards and in a manner reasonably consistent with that of similar property and equipment owned and operated by the Lessee. Except as otherwise provided in Section 15 hereof, the Lessee shall at all times, at its own expense, and subject to reasonable wear and tear, keep the Property and Equipment in good operating order, repair, condition and appearance. The foregoing undertaking to maintain the Property and Equipment in good repair shall apply regardless of the cause necessitating repair and regardless of whether the Lessee has possession of the Property or Equipment, and as between the Lessor and the Lessee all risks of damage to Property or Equipment are assumed by the Lessee. With respect to any Parcel of Property, the undertaking to maintain in good repair shall include, without limitation, all interior and exterior repairs, whether structural or nonstructural, foreseen or unforeseen, ordinary or extraordinary and all common area maintenance including, without limitation, removal of dirt, snow, ice, rubbish and other obstructions and maintenance of sidewalks and landscaping. The Lessee hereby agrees to indemnify and hold the Lessor and any Assignee harmless from and against all costs, expenses, claims, losses, damages, fines or penalties, including reasonable counsel fees, arising out of or due to the Lessee's failure to fulfill its obligations under this paragraph (b). Notwithstanding any other provisions of this Lease to the contrary, neither the Lessor nor any Assignee shall have any duty to maintain or repair any Property or Equipment or (except as otherwise provided in the Agreement for Lease) to make any payments whatsoever in connection with any maintenance, alteration or repair of any Property or Equipment, and the Lessee acknowledges that neither the Lessor nor any Assignee shall have any duty to make any such maintenance, alteration or repair.

                  (c) With respect to any Parcel of Property, the Lessee shall pay: (i) all taxes, assessments, levies, fees, water and sewer rents and charges, and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time, imposed or levied upon or assessed against (A) the Parcel, (B) any Basic Rent, any Additional Rent or other sum payable hereunder or (C) this Lease, the leasehold estate hereby created, or which arises in respect of the ownership, operation, occupancy, possession or use of the Parcel; (ii) all gross receipts or similar taxes (i.e., taxes based upon gross income which fail to take into account all customary deductions (e.g., ordinary operating expenses, depreciation and interest) relating to the Parcel) imposed or levied upon, assessed against or measured by any Basic Rent, or any Additional Rent or other sum payable hereunder; (iii) all sales, value added, use and similar taxes at any time levied, assessed or payable on account of the acquisition, leasing or use of the Parcel; and (iv) all charges of utilities and communications services serving the Parcel. Notwithstanding the foregoing, the Lessee shall not be required to pay any franchise, estate, inheritance, transfer, income or similar tax of the Lessor (other than any tax referred to in clause (ii) above) unless (subject to the proviso clause of this sentence) such tax is imposed, levied or assessed in substitution for any other tax, assessment, charge or levy which the Lessee is required to pay pursuant to this paragraph (c); PROVIDED, HOWEVER, that if at any time during the term of this Lease, the method of taxation shall be such that there shall be levied, assessed or imposed on the Lessor a capital levy or other tax directly on the rents received therefrom, or upon the value of any Parcel or any present or any future improvement or improvements on any Parcel, then all such taxes, assessments, levies or charges or the part thereof so measured or based, shall be payable by the Lessee, but only to the extent that such taxes would be payable if the Property affected were the only property of the Lessor, and the Lessee shall pay and

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

discharge the same as herein provided. The Lessee will furnish to the Lessor, promptly after demand therefor, proof of payment of all items referred to above which are payable by the Lessee. If any such assessments may legally be paid in installments, the Lessee may pay such assessment in installments. The Lessee will pay and discharge, or cause to be paid and discharged, all taxes, assessments and governmental charges or levies imposed upon it or its income or properties, prior to the date on which penalties attach thereto, except to the extent that any such tax, assessment, governmental charge or levy is the subject of a Permitted Contest.

                  (d) So long as no Event of Default shall have occurred and be continuing, the Lessee may, at its expense, make or permit alterations to any Unit of Equipment; PROVIDED, that upon completion of such alterations (other than any such alterations that are required by Legal Requirements) (i) such alterations, individually or in the aggregate, would not materially lessen or diminish the fair market value, utility or condition of such Unit of Equipment below the value, utility or condition thereof immediately prior to such action (assuming such Unit of Equipment was then of a condition and repair required to be maintained pursuant to paragraph (b) of Section 9 hereof), (ii) such alterations shall not result in such Unit of Equipment being used in any manner other than a Primary Use or any other use incidental to, and not inconsistent with, the Primary Use, (iii) such work shall be completed in a good and workmanlike manner in accordance with generally accepted and prudent engineering and construction practices and in compliance with all applicable Legal Requirements and Insurance Requirements and (iv) the cost of any such alteration shall not exceed $250,000 without the Lessor's and Assignee's prior written consent, which consent shall not be unreasonably withheld. Any improvements or additions to any Equipment shall become and remain the property of the Lessor, except that any addition to Equipment made by the Lessee shall remain the property of the Lessee if it can be removed from such Equipment without impairing the functioning of such Equipment or its resale value, excluding such addition. Any improvements or additions which do not remain property of the Lessee shall be evidenced by a revised Unit Leasing Record.

                  (e) So long as no Event of Default shall have occurred and be continuing, the Lessee may, at its sole expense, make or permit additions to and alterations to any Parcel of Property; PROVIDED, that upon completion of such additions or alterations (other than any such additions or alterations that are required by Legal Requirements) (i) such additions or alterations, individually or in the aggregate, would not materially lessen or diminish the fair market value, utility or condition of such Parcel of Property below the value, utility or condition thereof immediately prior to such action (assuming such Parcel of Property was then of a condition and repair required to be maintained pursuant to paragraph (b) of Section 9 hereof), (ii) such additions or alterations shall not result in such Parcel of Property being used in any manner other than a Primary Use and any other uses incidental to, and not inconsistent with, the Primary Use, (iii) such work shall be completed in a good and workmanlike manner in accordance with generally accepted and prudent engineering and construction practices and in compliance with all applicable Legal Requirements and Insurance Requirements and (iv) no exterior walls of any building or other improvement constituting a part of a Parcel of Property shall be demolished unless (A) the Lessee has made adequate provision according to nationally recognized sound and prudent engineering and architectural standards to preserve and maintain the structural integrity of the Parcel of Property and for the restoration of such Parcel of Property to a structurally sound architectural whole and (B) if such addition or alteration costs more than $600,000, the obligations of the Lessee to preserve, maintain and restore are reasonably assured to the Lessor's

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

reasonable satisfaction. Any and all such additions and alterations shall be and remain part of the Parcel of Property and shall be subject to this Lease. Notwithstanding anything contained herein, the Lessee shall not perform any addition or alteration to any Parcel of Property which would have an estimated cost in excess of $250,000, without the Lessor's and Assignee's prior written consent, which consent shall not be unreasonably withheld, and which consent may be conditioned upon, among other things, the Lessor's and Assignee's reasonable approval of the plans and specifications for such additions and alterations.

                  (f) The Lessee agrees to use and operate all Travelstops as travel centers, fuel stations, truck maintenance and repair centers or convenience stores (collectively, the "PRIMARY USE"), shall not use or operate any Travelstop for any other purpose other than for purposes incidental to, and not inconsistent with, the Primary Use. The Lessee further agrees to maintain at each Travelstop at all times the necessary Travelstop Equipment in such condition so as to enable the Lessee to use and operate each Travelstop as a travel center, fuel station, truck maintenance and repair center or convenience store in the manner of and to standards equivalent to its customary and usual business practices; PROVIDED, HOWEVER, that so long as no Event of Default shall have occurred and be continuing, the Lessee shall be permitted to remove any Travelstop Equipment from a Travelstop, at the Lessee's sole cost and expense, for the purpose of repairing such Travelstop Equipment for the time necessary to complete such repair. The Travelstop Equipment consisting of underground fuel storage tanks and related piping (such tanks and piping being collectively referred to as the "TANKS"), located at each Travelstop on the Effective Date of each Travelstop shall be maintained, repaired, upgraded, refurbished or replaced by the Lessee in accordance with applicable Environmental Requirements and when necessary in order to ensure that all the Tanks located at each Travelstop will include the Tanks listed on the AFL Unit Leasing Record with respect to such Travelstop or replacements for such Tanks of the kind, quality and in the quantities included in the AFL Unit Leasing Record with respect to such Travelstop provided that the Lessee may replace Tanks with tanks and piping of different kind, quality and in different quantities if such replacement tanks and piping comply with Environmental Requirements and will be in such condition so as to enable the Lessee to use and operate each Travelstop as a travel center, fuel station, truck maintenance and repair center or convenience store in the manner of and to standards equivalent to its customary and usual business practices. As tanks and piping are substituted at a Travelstop for Tanks subject to this Lease, title to such substitute tanks and piping shall automatically be transferred to the Lessor and such tanks and piping shall be subject to this Lease and title to the existing Tanks for which such tanks and piping are being substituted shall be automatically transferred by the Lessor to the Lessee in accordance with paragraph (e) of Section 30 of this Lease.

                  (g) The Lessee shall not, directly or indirectly (a) create, incur, assume or permit to exist any Lien (other than the Lien of the Pledge Agreement) upon the Lessee's rights with respect to any Pledged Contract, or sell or assign the Lessee's interest in any Pledged Contract, other than an permitted pursuant to the Pledge Agreement, or (b) without the prior written consent of the Lessor, terminate any Pledged Contract (other than as a result of a default by a party other than the Lessee to such Pledged Contract) or amend, modify, supplement, restate, replace, grant any consent under, or grant or request any waiver pursuant to any Pledged Contract.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                  (h) The Lessee shall give notice to the Lessor promptly upon the receipt of any notices from any party to a Pledged Contract that (i) such party is amending, modifying or waiving any term of any Pledged Contract, (ii) such party is commencing or proposes to commence any dispute resolution procedure under the terms of any Pledged Contract, (iii) such party is terminating or has proposed to terminate any Pledged Contract, (iv) a default has occurred under any Pledged Contract or any Person has alleged that a default has occurred under any Pledged Contract, or (v) there are claims for damages existing as a result of the performance or the failure to perform any obligations under any Pledged Contract.

                  SECTION 10. INSURANCE.

                  (a) Commercial General Liability Insurance with Respect to Equipment. The Lessee will carry at its own expense commercial general liability insurance and property damage insurance with respect to all Equipment
(i) in amounts which are not less than the public liability and property damage insurance applicable to similar equipment owned, leased or held by the corporations engaged in the same or a similar business, similarly situated with the Lessee; PROVIDED, that in no event shall such amounts be less than $5,000,000 per occurrence, (ii) of the types usually carried by corporations engaged in the same or a similar business, similarly situated with the Lessee, and owning or operating similar equipment and which cover risk of the kind customarily insured against by such corporations, and (iii) which are maintained in effect with insurers of recognized responsibility reasonably satisfactory to the Lessor. The insurance required by this paragraph (a) may be maintained with a captive insurance company, may be obtained by the Lessee by endorsement on its (or any Affiliate's) blanket insurance policies, may be subject to reasonable deductibles and the Lessee may self-insure with respect to the required coverage up to an aggregate amount of $250,000 or up to such other higher amount as may be approved in writing by the Lessor.

                  (b) Insurance Against Loss or Damage to Equipment. The Lessee will maintain in effect with insurers of recognized responsibility reasonably satisfactory to the Lessor, at its own expense, physical damage insurance with respect to all Equipment, which is of the type usually carried by corporations engaged in the same or similar business, similarly situated with the Lessee, and owning or operating similar equipment and which cover risk of the kind customarily insured against by such corporations, and in substantially the amount applicable to similar equipment owned, leased or held by the Lessee; PROVIDED, that such insurance shall at all times be in an amount not less than the aggregate Adjusted Acquisition Cost of all Equipment. The insurance required by this paragraph (b) may be maintained with a captive insurance company, may be obtained by the Lessee by endorsement on its (or any Affiliate's) blanket insurance policies, may be subject to reasonable deductibles and the Lessee may self-insure with respect to the required coverage up to an aggregate amount of $250,000 or up to such other higher amount as may be approved in writing by the Lessor.

                  (c) Insurance with Respect to Property. The Lessee will maintain or cause to be maintained insurance of the following character, on each Parcel of Property:

                           (i) All risk insurance coverage against losses by
                  fire and lightning and other risks for the full insurable replacement value of each Parcel of Property, with agreed amount endorsement or endorsements providing equivalent

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                  protection, including loss by windstorm, flood, hail, explosion, riot (including riot attending a strike), civil commotion, aircraft, vehicles, smoke damage, and vandalism and malicious mischief, in amounts not less than the full insurable replacement value of all buildings and other improvements on each Parcel of Property, but in no event less than the Adjusted Acquisition Cost of each Parcel of Property. The term "full insurable replacement value" as used herein means the actual replacement cost, including the costs of debris removal, but excluding the cost of constructing foundation and footings.

                         (ii) Comprehensive general public liability insurance covering the legal liability of the Lessor and the Lessee against claims for bodily injury, death or property damage, occurring on, in or about each Parcel of Property or occurring as a result of ownership of facilities located on each Parcel of Property or as a result of the use of products or materials manufactured, stored, processed, constructed or sold, or services rendered, on each Parcel of Property, in the minimum amount of $5,000,000 with respect to any one occurrence, accident or disaster or incidence of negligence.

                         (iii) The Lessee shall comply with applicable workers'
                  compensation laws of the states where each Parcel of Property is located, and shall maintain such insurance if and to the extent necessary for such compliance.

                         (iv) Explosion insurance in respect of any boilers and similar apparatus located on each Parcel in the minimum amount of $250,000 or in such greater amounts as are then customary for property similar in use to each Parcel.

                         (v) Such other insurance, in such amounts and against such risks, as is customarily maintained by similarly situated operators of similar properties for businesses similar to that conducted by the Lessee.

The insurance required under this paragraph (c) shall be maintained in effect with insurers of recognized responsibility reasonably satisfactory to the Lessor. Such insurance may provide for such reasonable deductibles and the Lessee may self-insure with respect to the required coverage up to an aggregate amount of $250,000 or up to such other higher amount as may be approved in writing by the Lessor. In addition, the insurance required by this paragraph
(c) may be maintained with a captive insurance company and may be obtained by the Lessee by endorsement on its (or any Affiliate's) blanket insurance policies.

         Insurance claims by reason of damage or destruction to any Parcel of Property shall be adjusted by the Lessee, subject to the approval of the Lessor and Assignee in the case of claims in excess of $1,000,000, which approval the Lessor and Assignee agree not to unreasonably withhold or delay; PROVIDED, that if the amount claimed exceeds $1,000,000, the Lessor may participate in such adjustment to the extent necessary in the Lessor's sole judgment to protect the Lessor's interest in such Parcel of Property, at the Lessee's expense.

         (d) Additional Insureds; Notice. Any policies of insurance carried in accordance with this Section 10 and any policies taken out in substitution or replacement for any

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

such policies (i) shall name the Lessor, Merrill, Merrill Lynch, Merrill Leasing, the General Partner and its shareholders, officers and directors, the limited partners of the Lessor, and each Assignee as additional insureds, as their respective interests may appear (but without imposing upon any such Person any obligation imposed on the insured, including, without limitation, the liability to pay the premium for any such policy), (ii) with respect to insurance carried in accordance with the preceding paragraphs (b), (c)(i),
(c)(iv) and (c)(v) shall name the Assignee, if any, or the Lessor, if no assignment has been made, as loss payee, (iii) with respect to insurance carried in accordance with the preceding paragraphs (b) and (c), shall provide that as against the Lessor the insurers shall waive any rights of subrogation, (iv) shall provide that if the insurers cancel such insurance for any reason whatsoever, or any substantial change is made in the coverage or the same is allowed to lapse for nonpayment of premium or such insurance coverage is reduced, such cancellation, change, lapse or reduction shall not be effective as to the Lessor, Merrill, Merrill Lynch, Merrill Leasing, the General Partner and its shareholders, officers and directors, the limited partners of the Lessor, or any Assignee for thirty (30) days after receipt by the Lessor and Assignee, of written notice by such insurers of such cancellation, change, lapse or reduction, and (v) shall provide that in respect of the interest of the Lessor, Merrill, Merrill Lynch, Merrill Leasing, the General Partner and its shareholders, officers and directors, the limited partners of the Lessor, and each Assignee in such policies the insurance shall not be invalidated by any action or inaction of the Lessee or any other Person (other than of the Lessor, Merrill, Merrill Lynch, Merrill Leasing, the General Partner and its shareholders, officers and directors, the limited partners of the Lessor, or any such Assignee in respect of its own interest) and shall insure the interests of the Lessor, Merrill, Merrill Lynch, Merrill Leasing, the General Partner and its shareholders, officers and directors, the limited partners of the Lessor, and each such Assignee, as they appear, regardless of any breach or violation of any warranties, declarations or conditions contained in such policies by the Lessee or any other Person. Each liability policy (A) shall be primary without right of contribution from any other insurance which is carried by the Lessor with respect to its interest as such in the Property or Equipment and (B) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

         (e) Application of Insurance Proceeds for Loss or Taking. As between the Lessor and the Lessee it is agreed that any insurance payments received as the result of the occurrence of (i) any event of loss described in paragraph (c) of Section 15 hereof with respect to any Parcel of Property or Unit of Equipment, or (ii) any event of Taking described in Section 16 hereof shall be paid to an account of the Lessor and disposed of, as set forth in paragraph (c) of Section 15 hereof.

         (f) Application of Insurance Proceeds for Other than Loss or Taking. As between the Lessor and the Lessee, so long as no Event of Default shall have occurred and be continuing, insurance proceeds of any property damage loss to any Property or Equipment will be held in an account of the Lessor and applied in payment (or to reimburse the Lessee) for repairs or replacement in accordance with the terms of this paragraph (f). The Lessee shall be entitled (i) to receive the amounts so deposited against certificates, invoices or bills reasonably satisfactory to the Lessor, delivered to the Lessor from time to time as such work or repair progresses, and (ii) to direct the investment of the amounts so deposited as provided in paragraph (g) of this Section 10. To the extent that the Lessor reasonably estimates that the cost of such work or repair shall exceed the amount of proceeds, the Lessee shall make adequate provisions for the payment thereof, which provisions shall be reasonably acceptable to the Lessor. Any moneys remaining in the aforesaid account after final payment for repairs has been made shall be paid to the Lessee.

         (g) Investment. The Lessor, at the Lessee's instruction, may invest the amounts deposited with the Lessor pursuant to paragraph (f) of this Section 10 in any investments permitted under a Credit Agreement. Such investments shall mature in such amounts and on such dates so as to provide that amounts shall be available on the draw dates sufficient to pay the amounts requested by and due to the Lessee. Any interest earned on investments of such funds shall be paid to the Lessee. The Lessor shall not be liable for any loss resulting from the liquidation of each and every such investment and the Lessee shall bear the risk of such loss, if any.

         (h) Application in Default. Any amount referred to in paragraphs (d),
(e) or (f) of this Section 10 which is payable to the Lessee shall not be paid to the Lessee or, if it has been previously paid to the Lessee, shall not be retained by the Lessee, if at the time of such payment an Event of Default shall have occurred and be continuing. In such event, all such amounts shall be paid to and held by the Lessor as security for the obligations of the Lessee hereunder or, at the Lessor's option, applied by the Lessor toward payment of any of such obligations of the Lessee at the time due hereunder as the Lessor may elect. At such time as there shall not be continuing any Event of Default, all such amounts at the time held by the Lessor in excess of the amount, if any, which the Lessor shall have elected to apply as above provided shall be paid to the Lessee.

         (i) Certificates, etc. On or before the execution of this Lease, on the Effective Date with respect to any Parcel of Property or Unit of Equipment, and annually on or before the anniversary of the date of this Lease, the Lessee will furnish to the Lessor certificates or other evidence reasonably acceptable to the Lessor certifying that the insurance then carried and maintained on each Parcel of Property or Unit of Equipment complies with the terms hereof.

         (j) Use or Operation of Property and Equipment. The Lessee covenants that it will not use or operate any Equipment or use or occupy any Property or permit the use or occupancy of any Property or the use or operation of any Unit of Equipment at a time when the insurance required by this Section 10 is not in force with respect to such Property or Equipment.

         (k) Prosecution of Claims. The Lessee may, at its cost and expense, prosecute any claim against any insurer or contest any settlement proposed by any insurer, and the Lessee may bring any such prosecution or contest in the name of the Lessor, the Lessee, or both, and the Lessor will join therein and otherwise cooperate at the Lessee's request; PROVIDED, that the Lessee shall indemnify the Lessor against any losses, costs or expenses (including reasonable attorneys' fees) which the Lessor may incur in connection with such prosecution or contest.

         SECTION 11. INDEMNITIES.

         The Lessee shall indemnify, defend, protect and hold harmless the Lessor, Merrill, Merrill Lynch, Merrill Leasing, any Assignee, any successor or successors, and any Affiliate of each of them, and their respective officers, directors, incorporators, shareholders, partners (general and limited, including, without limitation, the General Partner and the limited partners

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

of the Lessor), employees, agents and servants (each of the foregoing an "INDEMNIFIED PERSON") from and against all liabilities (including, without limitation, Environmental Damages and strict liability in tort), taxes, losses, obligations, claims (including, without limitation, Environmental Damages and strict liability in tort), damages, penalties, causes of action, suits, costs and expenses (including, without limitation, reasonable attorneys', accountants', experts' and consultants' fees and expenses) or judgments of any nature arising out of or relating to any events occurring or conditions or circumstances existing prior to the expiration or earlier termination of this Lease and relating to or in any way arising out of:

         (a) The ordering, delivery, acquisition, purchase agreement for the acquisition, construction, title on acquisition, rejection, installation, possession, titling, retitling, registration, registration, custody by the Lessee of title and registration documents, ownership, use, non-use, misuse, lease under the Ground Lease, financing (including, without limitation, all obligations of the Lessor under or in respect of any interest rate swap, cap, collar or other financial hedging arrangement and any amounts payable by the Lessor under any such arrangement to reduce the notional amount thereof by the amount of any prepayment of any borrowing to which such interest rate swap, cap, collar or other financial hedging arrangement relates), lease, sublease, operation, transportation, repair or control of any Property or Equipment, or Environmental Damages relating to or in any way arising out of any Property or Equipment, including without limitation, Environmental Damages relating to or arising out of Environmental Matters, Environmental Requirements, or the past, present or future presence or the Release or threatened Release of Hazardous Substances at, on, under, to or from, or the use, storage, handling, disposal of, import, Release, remediation treatment, recycling, generation or transportation of Hazardous Substances to or from, or the failure to report, disclose or remediate the foregoing with respect to any Property, leased or to be leased hereunder, (i) except to the extent that such costs are included in the Adjusted Acquisition Cost of such Property or Equipment within the limitations provided in paragraph (a)(v) of Section 3 hereof (or within any change of such limitations agreed to in writing by the Lessor and the Lessee),
(ii) except for any internal administrative and overhead expenses of the Lessor and (iii) except the income taxes with respect to which indemnification is excluded under paragraph (c) of this Section 11;

         (b) The assertion of any claim or demand based upon any infringement or alleged infringement of any patent or other right, by or in respect of any Property or Equipment; PROVIDED, HOWEVER, that the Lessor will make available to the Lessee the Lessor's rights under any similar indemnification arising from any manufacturer's or vendor's warranties or undertakings with respect to any Property or Equipment;

         (c) All U.S. Federal, state, county, municipal, foreign or other fees and taxes of whatsoever nature, including but not limited to license, qualification, franchise, withholding, sales, use, gross income, gross receipts, ad valorem, business, personal property, real estate, value added, excise, motor vehicle, occupation fees and stamp or other taxes or tolls of any nature whatsoever, and penalties and interest thereon, whether assessed, levied against or payable by the Lessor or otherwise, with respect to any Property or Equipment or the acquisition, purchase, sale, rental, use, operation, control, ownership or disposition of any Property or Equipment (including, without limitation, any claim by any Governmental Authority for transfer tax, transfer gains tax, mortgage recording tax, filing or other similar taxes or fees in connection with the acquisition of any Property by the Lessor or otherwise in connection with this Lease) or

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

measured in any way by the value thereof or by the business of, investment in, or ownership by the Lessor with respect thereto; PROVIDED, that this indemnity shall not apply to Federal net income taxes, or to state and local net income taxes, except that such indemnity shall apply to state and local net income taxes (A) to the extent imposed by reason in whole or in part of (1) a relation or asserted relation of any such taxing jurisdiction to the Property or Equipment or to the transactions contemplated herein or (2) the actual or deemed use by any Person of the Property or Equipment in such taxing jurisdiction, other than in the case of both clauses (1) and (2), taxes to the extent such taxes would have been imposed by a taxing jurisdiction because of a relationship between the Lessor and such taxing jurisdiction without regard to the circumstances described in clauses (1) and (2), and (B) to the extent imposed as a result of the inability to claim, disallowance or other loss by TCA Network Funding, Limited Partnership of deductions customarily allowed in computing net income (e.g., interest expense, financing, administrative, ordinary operating expenses and other fees and expenses); and PROVIDED further that this indemnity shall not apply to taxes that, pursuant to the second sentence of paragraph (c) of Section 9 hereof, are not the Lessee's responsibility to pay; or

         (d) Any violation, or alleged violation by the Lessee, of this Lease or of any contracts or agreements to which the Lessee is a party or by which it is bound or of any laws, rules, regulations, orders, writs, injunctions, decrees, consents, approvals, exemptions, authorizations, licenses and withholdings of objection, of any governmental or public body or authority and all other Legal Requirements.

         The Lessee shall forthwith upon demand reimburse any Indemnified Person for any sum or sums expended with respect to any of the foregoing or, upon request from any Indemnified Person, shall pay such amounts directly. Any payment made to or on behalf of any Indemnified Person pursuant to this Section 11 shall be increased to such amount as will, after taking into account all taxes imposed with respect to the accrual or receipt of such payment (as the same may be increased pursuant to this sentence), equal the amount of the payment, reduced by the amount of any savings in such taxes actually realized by the Indemnified Person as a result of the payment or accrual of the amounts in respect of which the payment to or on behalf of the Indemnified Person hereunder is made. To the extent that the Lessee in fact indemnifies any Indemnified Person under the indemnity provisions of this Lease, the Lessee shall be subrogated to such Indemnified Person's rights in the affected transaction and shall have a right to determine the settlement of claims therein.

         The indemnities contained in this Section 11 shall not be affected by any termination of this Lease as a whole or in respect of any Parcel of Property or Unit of Equipment leased hereunder or any failure or refusal of the Lessee to accept any Property or Equipment acquired or ordered pursuant to the terms hereof.

         Although the foregoing is intended to expressly provide indemnification for the negligence of Indemnified Persons, notwithstanding any provisions of this Section 11 to the contrary, the Lessee shall not indemnify and hold harmless any Indemnified Person against any claims and liabilities arising from the gross negligence or bad faith of such Indemnified Person.

         In the event the Lessor or any Indemnified Person shall be a party defendant to any litigation arising out of any provision contained in this Lease for which the Lessee has given

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

indemnification, the Lessor or such other Indemnified Person shall give prompt notice thereof to the Lessee by telephone and in writing and shall consult and cooperate, at the Lessee's expenses with the Lessee, and if the Lessor shall not have appeared or pleaded to any such action then the Lessor does hereby empower any attorney of any court of record appointed by the Lessee (who shall give prompt written notice to the Lessor of such appointment) to appear for the Lessor and in good faith and with due diligence defend such action, to enter counterclaims, to institute actions against third parties and to do all things necessary or desirable in the judgment of such attorney after consultation with the Lessor and the Lessee to preserve the rights of the Lessor and the Lessee, all at the Lessee's own cost and expense. No failure or delay of the Lessor to give the notice required by this Section 11 shall excuse the obligation of the Lessee to indemnify the Lessor with respect to such litigation except to the extent that any increase in liability is a direct result of such failure or delay.

         SECTION 12. LESSEE'S RIGHT OF PURCHASE.

         (a) So long as no Event of Default has occurred and is continuing, the Lessee shall have the right after January 9, 2002, upon not less than thirty
(30) days' written notice to the Lessor, to purchase any Parcel of Property or Unit of Equipment under this Lease on the next Basic Rent Payment Date following the expiration of such notice period during the Lease Term or any Renewal Term for an amount equal to its Adjusted Acquisition Cost; PROVIDED, HOWEVER, that if a Change of Control has occurred, the Lessee shall have the right at any time during the term of this Lease, upon not less than thirty (30) days' written notice to the Lessor, to purchase any Parcel of Property or Unit of Equipment under this Lease on the next Basic Rent Payment Date following the expiration of such notice period during the Lease Term or any Renewal Term for an amount equal to its Adjusted Acquisition Cost; PROVIDED, FURTHER, that the Lessee shall be entitled to purchase Travelstop Equipment pursuant to this paragraph (a) only in conjunction with a purchase pursuant to this Section 12 of the Lessor's interest in the Travelstop at which such Travelstop Equipment is used, or is to be used, and conversely, the Lessee shall be entitled to purchase the Lessor's interest in a Travelstop pursuant to this paragraph (a) only in conjunction with a purchase pursuant to this Section 12 of the Travelstop Equipment used, or to be used, at such Travelstop. In connection with, and as a condition to, any purchase under this Section 12, on the Basic Rent Payment Date upon which such purchase occurs, the Lessee shall pay to the Lessor (i) the Adjusted Acquisition Cost of such Property or Equipment under this Lease, (ii) all Basic Rent due and payable, (iii) any Additional Rent owing, (iv) all amounts payable pursuant to Sections 11, 25 and 27 hereof, (v) all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, filing fees and sales or transfer taxes) sustained by the Lessor by reason of such purchase (PROVIDED that, if the provisions set forth in this paragraph (a) are applicable, such losses and damages shall not include any losses or damages for foregone rent, lost profits or loss of the Lessor's benefit of the bargain arising after the Lessee has paid in full all amounts due hereunder, has purchased such Property or Equipment from the Lessor free and clear of all Liens, and has otherwise performed all its obligations under this paragraph
(a)), and (vi) all other amounts owing hereunder. Upon receipt of such amounts, the Lessor shall deliver to the Lessee a bill of sale and assignment agreement assigning and conveying to the Lessee all of the Lessor's right, title and interest in and to such Unit of Equipment and shall execute and deliver to the Lessee a quitclaim deed or an assignment of any Ground Lease related to such Parcel of Property. When the Lessor transfers title, such transfer shall be on an as-is, non-installment sale basis, without warranty by, or recourse to, the Lessor, except that such title shall be free of any Liens resulting from the Lessor's willful or knowing act or omission.

         (b) Upon the occurrence of an Event of Default and upon the written request of the Lessee, which shall be received no later than thirty (30) Business Days subsequent to receipt of notice from the Lessor or any Assignee pursuant to this Lease that an Event of Default has occurred, the Lessee shall have the right, not later than thirty (30) Business Days after the Lessor's receipt of such request, to purchase any Parcel of Property or Unit of Equipment under this Lease at a price equal to its Adjusted Acquisition Cost; PROVIDED, that the Lessee shall be entitled to purchase Travelstop Equipment pursuant to this paragraph (b) only in conjunction with a purchase pursuant to this paragraph (b) of the Lessor's interest in the Travelstop at which such Travelstop Equipment is used, or is to be used, and conversely, the Lessee shall be entitled to purchase the Lessor's interest in a Travelstop pursuant to this paragraph (b) only in conjunction with a purchase pursuant to this paragraph (b) of the Travelstop Equipment used, or to be used, at such Travelstop. In connection with, and as a condition to, the purchase of the Property and Equipment pursuant hereto, (i) the Lessee shall pay at the time of purchase, in addition to the purchase price, (A) all Basic Rent due and payable, (B) any Additional Rent owing, (C) all amounts payable pursuant to Sections 11, 25 and 27 hereof, (D) all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, filing fees and sales or transfer taxes), sustained by the Lessor by reason of such purchase, (PROVIDED that, if the provisions set forth in this paragraph (b) are applicable, such losses and damages shall not include any losses or damages for foregone rent, lost profits or loss of the Lessor's benefit of the bargain arising after the Lessee has paid in full all amounts due hereunder, has purchased such Property or Equipment from the Lessor free and clear of all Liens, and has otherwise performed all its obligations under this paragraph (b)), and (E) all other amounts owing by the Lessee hereunder as of the date of termination, including, without limitation, all Accrued Default Obligations. Upon receipt of such amounts, the Lessor shall deliver to the Lessee a bill of sale and assignment agreement assigning and conveying to the Lessee all of the Lessor's right, title and interest in and to such Unit of Equipment and shall execute and deliver to the Lessee a quitclaim deed or an assignment of any Ground Lease related to such Parcel of Property. When the Lessor transfers title, such transfer shall be on an as-is, non-installment sale basis, without warranty by, or recourse to, the Lessor, except that such title shall be free of any Liens resulting from the Lessor's willful or knowing act or omission.

         (c) The Lessee shall have the right, upon fifteen (15) days' notice to the Lessor, to terminate the lease of any portion of any Parcel of Property constituting undeveloped land acquired pursuant to this Lease or the Agreement for Lease (the "UNDEVELOPED PROPERTY"), at any time during the Lease Term or any Renewal Term, by arranging, at its own cost and expense, for the sale of such Undeveloped Property in an arms' length transaction on the date of termination and the receipt by the Lessor of the proceeds of such sale; PROVIDED, that as a condition to any such sale (i) the Lessee shall determine, in its reasonable business judgment, that such Undeveloped Property shall not be necessary for the use, maintenance or operation of any Travelstop, and (ii) the Lessee shall provide to the Lessor, upon the Lessor's request, evidence reasonably satisfactory to the Lessor that such sale will not materially impair the value, utility or condition of any Travelstop. The proceeds of any sale pursuant to this paragraph (c) shall be remitted to and retained by the Lessor and the Adjusted Acquisition Cost of such Parcel of Property shall be reduced by the Lessor by the amount of such proceeds. Upon receipt by the


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                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

Lessor of the proceeds of sale, the Lessor shall transfer title to such Undeveloped Property to the purchaser at the sale designated by the Lessee. In connection with any sale pursuant to this paragraph (c), (1) when the Lessor transfers title, such transfer shall be on an as-is, non-installment sale basis, without warranty by, or recourse to, the Lessor, but free of any Liens resulting from the Lessor's willful or knowing act or omission, (2) the purchase price for any such sale shall be paid entirely in cash and in immediately available funds and (3) the Lessee shall pay or shall cause the purchaser to pay, in addition to the purchase price, all mortgage recording taxes, if any, recording and filing fees and all other similar taxes, fees, expenses and closing costs (including reasonable attorneys' fees) in connection with the conveyance to any purchaser. The Lessee hereby acknowledges and agrees that any sale by the Lessor of Undeveloped Property pursuant to this paragraph (c) shall be subject to the provisions of paragraph (d) of Section 7 and Section 11 of this Lease.

         SECTION 13. LESSEE'S RIGHTS OF SURRENDER AND RENEWAL.

         (a) So long as no Potential Default or Event of Default has occurred and is continuing, the Lessee shall have the right, upon not less than two hundred seventy (270) days' prior written notice to the Lessor and subject to satisfaction of the Surrender Covenants set forth in paragraph (b) below, to terminate this Lease and surrender the lease of any Parcel of Property or Unit of Equipment under this Lease to the Lessor on a Surrender Date.

         (b) In the event the Lessee provides the termination notice contemplated in paragraph (a) above, the Lessee hereby covenants to the Lessor (the "SURRENDER COVENANTS") as follows: (A) on the Surrender Date, (i) no Event of Default or Potential Default shall have occurred and be continuing, (ii) the Property and Equipment shall not be undergoing any repairs, additions or alterations that could reasonably be expected to diminish the fair market value, utility or remaining economic useful life which the Parcel or Unit would have had at such time had such repair, addition or alteration not been undergoing (assuming the Parcel or Unit is in the condition required hereby), and (iii) each Parcel of Property and Unit of Equipment being surrendered shall be in compliance with all Legal Requirements, (B) on or prior to the Surrender Date, but in no event greater than ninety (90) days prior to the Surrender Date, the Lessee shall, at its expense, deliver to the Lessor an environmental audit satisfactory in scope and content to the Lessor and Assignee in their reasonable discretion, to the effect that each such Parcel of Property and Unit of Equipment being surrendered have been operated and maintained in compliance with, and at the applicable time each Parcel and Unit is in compliance with, and is not subject to any unperformed Remedial Actions with respect to, Environmental Requirements, (C) on or prior to the Surrender Date, but in no event greater than ninety (90) days prior to the Surrender Date, the Lessee shall deliver to the Lessor and Assignee an appraisal from a nationally recognized appraisal firm satisfactory to the Lessor and Assignee in their reasonable discretion, to the effect that each such Parcel of Property and Unit of Equipment has been maintained in accordance with the terms and conditions of
Section 9 of this Lease and prudent industry practices, (D) on the Surrender Date, the Lessor shall have good and marketable title to each such Parcel of Property and Unit of Equipment, free and clear of all Liens other than Permitted Liens, and (E) on the Surrender Date, the Lessee shall provide evidence satisfactory in the reasonable discretion of each of the Lessor and the Assignee that the Lessor has all rights of way, easements, licenses, utilities, Governmental Actions, permits, services, manuals, records

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                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

and other information necessary to own, operate and maintain each such Parcel of Property and Unit of Equipment from and after the termination of this Lease.

         (c) In the event the Lessee has complied with each of the Surrender Covenants, the Lessee shall, on the Surrender Date, terminate the lease of and surrender such Parcel of Property or Unit of Equipment to the Lessor and pay to the Lessor the Residual Amount and all other amounts owing by the Lessee hereunder. In the event the Lessee has failed to comply with any of the Surrender Covenants, the Lessee shall not be permitted on the Surrender Date to terminate this Lease and surrender such Property and Equipment under this Lease to the Lessor. Upon such surrender, the Lessor shall assume control of such Property and Equipment, subject to the provisions of this paragraph (c), the Lessor or Assignee (acting on behalf of the Lessor) shall have the right to sell such Property and Equipment to a third party and the Lessee shall have no further right, claim or interest in such Property and Equipment (except as set forth in the immediately following sentence) (it being understood that the Lessor shall be entitled to commence the marketing of such Property and Equipment at any time subsequent to the first day of the sixth month prior to the Surrender Date, and the Lessee agrees that it shall cooperate in connection therewith). The proceeds of sale received by the Lessor or Assignee, as the case may be, from any sale of such Property and Equipment shall be retained by the Lessor or Assignee, as the case may be, PROVIDED that if the proceeds of sale exceed the sum of (x) Adjusted Acquisition Cost of such Property and Equipment less the Residual Amount of such Property and Equipment, and (y) all other amounts owing by the Lessee hereunder, including, without limitation, (i) all Basic Rent due and payable, (ii) any Additional Rent owing, (iii) all amounts payable pursuant to Sections 11, 25 and 27 hereof, (iv) all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, filing fees and sales or transfer taxes) sustained by the Lessor by reason of such sale, and (v) all other amounts owing hereunder, such excess shall be paid by the Lessor or Assignee, as the case may be, to the Lessee (or, if such sale occurs on the Surrender Date, such excess shall reduce the Residual Amount owing by the Lessee pursuant to the first sentence of this paragraph by the amount of such excess). The Lessee shall use reasonable efforts commencing six (6) months prior to the Surrender Date to seek on behalf of the Lessor bona fide arm's-length bids for the Property and Equipment from prospective purchasers who are financially capable of purchasing the Property and Equipment for cash, on an as-is, non-installment sale basis, without warranty by, or recourse to, the Lessor. The Lessee shall notify the Lessor of the amount of each such bid, and the name and address of the Person submitting such bid. In its notice given pursuant to the immediately preceding sentence, the Lessee shall advise the Lessor if the bid provided for in such notice will result in the payment of Adjusted Acquisition Cost of such Property and Equipment by the proposed purchaser on the Surrender Date. If the Lessee advises the Lessor that such payment of Adjusted Acquisition Cost will be applicable, the Lessor shall arrange for such sale to be made to such purchaser designated by the Lessee, if such purchaser will pay an amount equal to the Adjusted Acquisition Cost of such Property and Equipment on the Surrender Date; provided, that the Lessor shall only be obligated to sell Travelstop Equipment to such purchaser in conjunction with a sale of the Travelstop at which such Travelstop Equipment is used, or is to be used, and conversely, the Lessor shall only be obligated to sell a Travelstop to a purchaser in conjunction with a sale of the Travelstop Equipment used, or to be used, at such Travelstop.

         (d) In the event the Lessee shall surrender any Parcel of Property or Unit of Equipment to the Lessor or to a purchaser of any Parcel of Property or Unit of Equipment from

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

the Lessor pursuant to the provisions of this Section 13, on the Surrender Date, the Lessee shall pay to the Lessor (i) all Basic Rent due and payable and accrued through the Surrender Date, (ii) any Additional Rent owing, (iii) all amounts payable pursuant to Sections 11, 25 and 27 hereof, (iv) all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, filing fees and sales or transfer taxes) sustained by the Lessor by reason of such surrender, and (v) any other amounts owing hereunder as of the Surrender Date. Upon payment by the Lessee to the Lessor of all amounts owing under this Section 13 and delivery of the Property and Equipment to the Lessor or such purchaser, this Lease shall terminate, except to the extent otherwise provided in this Lease. In addition, the Lessor may require the Lessee to assign to the Lessor (or to a purchaser designated by the Lessor or Assignee), at no cost, all right, title and interest of the Lessee in, to and under the Pledged Contracts, and in the event any additional consent of any party to a Pledged Contract is required as a precondition thereunder to an assignment to any other third party assignee designated by the Lessor or Assignee, to use diligent efforts to obtain any such required consent to such proposed assignment and assumption of the Pledged Contracts.

         (e) Provided that no Event of Default has occurred and is continuing as at the date of such request, if the Lessee shall, not earlier than 450 days and not later than six (6) months prior to the last day of the Lease Term, request in writing that the Lessor obtain bank borrowings on terms reasonably acceptable to it and the Lessee in order to finance the Lessor's ownership of any Parcel of Property or Unit of Equipment for a renewal term to be agreed upon between the Lessee and the Lessor (the "RENEWAL TERM"), commencing on the first day of the calendar month following the last day of the Lease Term, at the fair market value rental, the Lessor shall make reasonable efforts to arrange for bank commitments to provide such financing. The Lessor will notify the Lessee of all bona fide offers of refinancing that the Lessor deems reasonable and advise the Lessee in writing not later than sixty (60) days prior to the last day of the Lease Term as to whether it has been able to obtain bank commitments on terms and conditions reasonably acceptable to it to finance such Property or Equipment for the Renewal Term. In such notice, the Lessor shall identify such terms and conditions. In order to renew the lease of such Property or Equipment for the Renewal Term, the Lessee must notify the Lessor in writing within ten (10) days of its receipt of the foregoing notice of the Lessor, indicating (i) whether the terms and conditions of such financing are acceptable to it and (ii) whether the Lessee agrees to lease such Property or Equipment for the Renewal Term. The notice of the Lessee contemplated by the preceding sentence (i) shall be irrevocable and (ii) shall supercede any notice of termination and surrender delivered to the Lessor with respect to such Property or Equipment pursuant to paragraph (a) of this Section 13. The Lessor shall schedule the closing of the financing contemplated by the bank commitments on or before the date which is one (1) month prior to the end of the Lease Term. The Lessor shall notify the Lessee in writing promptly of the closing of such financing or that such financing shall have failed to close on such scheduled date. At such closing the Lessee and the Lessor shall agree that such Property or Equipment shall, subject to the terms and conditions of this Lease, be leased hereunder for the Renewal Term. If the closing shall not occur on or before the date which is one (1) month prior to the last day of the Lease Term, then the lease of such Property and Equipment shall terminate on the last day of the Lease Term.

         (f) The fair market value rental of any Parcel of Property or Unit of Equipment for purposes of paragraph (e) of this Section 13 shall be as agreed upon by the Lessor and the

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                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

Lessee or, if they are unable to agree, at an amount of Basic Rent determined pursuant to the Appraisal Procedure.

         SECTION 14. TERMINATION UPON CERTAIN EVENTS.

         (a) Notwithstanding any other provisions of this Lease or the Agreement for Lease, this Lease shall terminate with respect to any Parcel of Property and Unit of Equipment subject to any Termination Event described below and the Lessee shall be required to purchase such Parcel of Property and Unit of Equipment from the Lessor upon the happening of the following event during the term of this Lease with respect to such Parcel of Property and Unit of Equipment and the Lessor's written notice to the Lessee of the Lessor's election to terminate this Lease with respect to such Parcel of Property and Unit of Equipment (a "TERMINATION EVENT"): the occurrence of any event or circumstance relating to Environmental Matters, Environmental Damages or Environmental Requirements with respect to any Parcel of Property and Unit of Equipment that could reasonably be expected to have a material adverse effect on (i) the operation, maintenance, leasing, ownership, use or value of any Parcel of Property and Unit of Equipment, (ii) the ability of the Lessee to perform its obligations under this Lease or the Agreement for Lease in a timely manner, or
(iii) the rights or interests of the Lessor or Assignee under this Lease or the Agreement for Lease.

         (b) Upon the occurrence of a Termination Event, the Lessee shall be obligated on the next Basic Rent Payment Date to purchase the affected Parcel of Property and Unit of Equipment for an amount equal to its Adjusted Acquisition Cost; PROVIDED, that the Lessee shall be obligated to purchase Travelstop Equipment pursuant to this paragraph (b) in conjunction with a purchase pursuant to this paragraph (b) of the Lessor's interest in the Travelstop at which such Travelstop Equipment is used, or is to be used, and conversely, the Lessee shall be obligated to purchase the Lessor's interest in a Travelstop pursuant to this paragraph (b) in connection with a purchase pursuant to this paragraph (b) of the Travelstop Equipment used, or to be used, at such Travelstop. In connection with such purchase, on the Basic Rent Payment Date upon which such purchase occurs, the Lessee shall pay to the Lessor (i) the Adjusted Acquisition Cost of such Property and Equipment, (ii) all Basic Rent due and payable, (iii) any Additional Rent owing, (iv) all amounts payable pursuant to Sections 11, 25 and 27 hereof, (v) all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, filing fees and sales or transfer taxes) sustained by the Lessor by reason of such purchase (PROVIDED that, if the provisions set forth in this paragraph (b) are applicable, such losses and damages shall not include any losses or damages for foregone rent, lost profits or loss of the Lessor's benefit of the bargain arising after the Lessee has paid in full all amounts due hereunder, has purchased such Property or Equipment from the Lessor free and clear of all Liens, and has otherwise performed all its obligations under this paragraph (b)), and (vi) all other amounts owing hereunder with respect to such Property or Equipment.

         (c) If, at any time, in the good faith judgment of the Lessee, any Travelstop Equipment shall have become obsolete, useless or uneconomic for continued use and occupancy by the Lessee for its Primary Use (such Travelstop Equipment hereinafter called "UNECONOMIC EQUIPMENT"), then the Lessee shall deliver to the Lessor a written notice containing (A) notice of the Lessee's intention to terminate the Lease as to such Uneconomic Equipment as of a Basic Rent Payment Date specified in such notice, and (B) a certificate of a Responsible Officer stating that the Lessee has determined that such Travelstop Equipment has become obsolete, useless or uneconomic for continued use and occupancy by the Lessee for its Primary Use. The Lessee shall terminate this Lease with respect to such Travelstop Equipment and shall (1) in the case of any Travelstop Equipment with an Adjusted Acquisition Cost equal to or less than $100,000: (x) purchase such Travelstop Equipment for one dollar, so long as the aggregate Acquisition Cost of all such Travelstop Equipment does not exceed $250,000 per annum or $1,000,000 during the term of this Lease and (y) where the aggregate Adjusted Acquisition Cost of such Travelstop Equipment exceeds the amounts set forth in clause (x) above, purchase such Travelstop Equipment at its Adjusted Acquisition Cost or arrange, at its own cost and expense, to sell such Travelstop Equipment to a third party purchaser in an arm's length transaction, for an amount equal to its Adjusted Acquisition Cost, and (2) in the case of any Travelstop Equipment with an Adjusted Acquisition Cost in excess of $100,000, purchase such Travelstop Equipment at its Adjusted Acquisition Cost, on the Basic Rent Payment Date specified in such notice. In connection with such purchase or sale (as the case may be), on the Basic Rent Payment Date upon which such purchase or sale occurs, the Lessee shall pay to the Lessor (i) the purchase price or sale price (as the case may be) of such Uneconomic Equipment, (ii) all Basic Rent due and payable, (iii) any Additional Rent owing, (iv) all amounts payable pursuant to Sections 11, 25 and 27 hereof, (v) all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, filing fees and sales or transfer taxes) sustained by the Lessor by reason of such purchase or sale (PROVIDED that, if the provisions set forth in this paragraph
(c) are applicable, such losses and damages shall not include any losses or damages for foregone rent, lost profits or loss of the Lessor's benefit of the bargain arising after the Lessee has paid in full all amounts due hereunder, has purchased such Travelstop Equipment from the Lessor free and clear of all Liens, and has otherwise performed all its obligations under this paragraph (c)), and
(vi) all other amounts owing hereunder with respect to such Uneconomic
Equipment.

         SECTION 15. LOSS OF OR DAMAGE TO PROPERTY OR EQUIPMENT.

         (a) The Lessee hereby assumes all risk of loss of or damage to Property or Equipment, however caused. Except as expressly provided herein, no loss of or damage to any Property or Equipment shall impair any obligation of the Lessee under this Lease, which shall continue in full force and effect with respect to any lost or damaged Property or Equipment.

         (b) In the event of damage of any kind whatsoever to any Property or Equipment (unless the same is determined to be damaged beyond repair) the Lessee, at its own cost and expense, shall replace the same pursuant to the requirements of clause (A) of paragraph (c) below or place the same in good operating order, repair, condition and appearance. The Lessee's right to any proceeds paid under any insurance policy or policies required under Section 10 of this Lease with respect to any such damage to any Property or Equipment is governed by paragraph (f) of Section 10 hereof.

         (c) If (i) any Property or Equipment is lost, stolen, destroyed, seized, confiscated, rendered unfit for use or damaged beyond repair, (ii) the use thereof by the Lessee in the ordinary course of business is prevented by the act of any third Person or Persons or governmental instrumentality for a period exceeding one hundred eighty (180) consecutive days, (iii) any such Property or Equipment is attached (other than on a claim against the Lessor as to

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                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

which the Lessee is not obligated to indemnify the Lessor) and the attachment is not removed within sixty (60) consecutive days, or (iv) a Taking as described in paragraph (a) of Section 16 hereof occurs, then in any such event, either (A) the Lessee shall promptly replace such Property or Equipment with real property or equipment of a similar like and kind, and of a value not less than the Property or Equipment being replaced, and the Lessee and the Lessor shall execute a revised Unit Leasing Record or AFL Unit Leasing Record, as the case may be, to amend, among other things, the description of such Property or Equipment, PROVIDED that the replacement of any Property with other real property shall be subject to the prior written consent of the Lessor (which consent shall not be unreasonably withheld), and to receipt by the Lessor and Assignee of all documentation required with respect to the acquisition of Property by the Lessor under the terms of the Agreement for Lease, this Lease and the Credit Agreement, and provided further, that any insurance proceeds relating to such Property or Equipment will be distributed in accordance with paragraph (f) of Section 10 hereof, or (B) (i) the Lessee shall promptly notify the Lessor in writing of such event, (ii) on a Basic Rent Payment Date within one hundred eighty (180) days following such event, the Lessee shall pay to the Lessor an amount equal to the Adjusted Acquisition Cost of such Property or Equipment, (iii) the Lease Term or Renewal Term of the applicable Property and Equipment shall continue until the Basic Rent Payment Date on which the Lessor receives payment from the Lessee of the amount payable pursuant to this paragraph (c) and of Basic Rent due and payable, any Additional Rent and other amounts owing hereunder with respect to such Property or Equipment, and shall thereupon terminate, and the lease of all other Property and Equipment shall continue hereunder and (iv) the Lessor shall on such Basic Rent Payment Date transfer title to such Property and Equipment to the Lessee, and the Lessee shall be subrogated to the Lessor's rights resulting from such event. Insurance and condemnation proceeds, if any, received by the Lessor in excess of the Adjusted Acquisition Cost of the affected Property and Equipment, so long as no Event of Default has occurred and is continuing, shall be paid by the Lessor to the Lessee upon the payment by the Lessee of all amounts referred to in the preceding sentence. If the lease of a Travelstop or Travelstop Equipment is terminated pursuant to this paragraph (c), then the lease of both the affected Travelstop and the Travelstop Equipment used, or to be used, at such Travelstop shall be terminated in accordance with the terms of this paragraph (c).

         SECTION 16. CONDEMNATION AND DEDICATION OF PROPERTY; EASEMENTS.

         (a) If the use, occupancy or title to all or a substantial portion of a Parcel of Property is taken, requisitioned or sold in, by or on account of eminent domain proceedings or other action by any Person or authority having the power of eminent domain (such events collectively referred to as a "TAKING"), then the Lease Term or Renewal Term of such Parcel of Property and all Equipment thereat shall terminate, as provided in paragraph (c) of Section 15 hereof. Upon receipt of proceeds from any award or sale made in connection with such Taking, if the Lessee has paid all amounts owing under paragraph (c) of Section 15 hereof, the Lessor shall remit to the Lessee the net amount of such proceeds remaining after reimbursement for all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Lessor in connection with the negotiation and settlement of any proceedings related to such Taking. A Taking shall be deemed to affect a "substantial portion" of a Unit if, after such Taking, such Parcel of Property has suffered a material diminution in value and is, or will be, unusable for the Lessee's ordinary business purposes.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

         (b) If less than a substantial portion of a Parcel of Property is subject to a Taking, then this Lease shall continue in effect as to the portion of the Parcel not taken and, so long as no Event of Default has occurred and is continuing, any net proceeds shall be paid to the Lessee.

         (c) So long as no Event of Default hereunder has occurred and is continuing, the Lessee shall have the right (i) to grant easements and enter into covenants and restrictions for the benefit of any Parcel of Property or the business thereat, (ii) to voluntarily dedicate or convey, as required, portions of any Parcel of Property for road, highway and other public purposes, (iii) to voluntarily execute petitions to have any Parcel of Property or a portion thereof annexed to any municipality or included within any utility, highway or other improvement or service district, provided that no more than minor restoration is required and (iv) to contest on its own and the Lessor's behalf any proposed Taking or the amount of any award in connection therewith. If any monetary consideration is paid for such easement or dedication, the Lessee shall be entitled to receive or retain such consideration.

         The Lessee shall exercise the above power to grant without the joinder of the Lessor, except that the Lessor will cooperate, without unreasonable delay and at the Lessee's request and expense, as necessary and join in the execution of any appropriate instrument or shall execute any separate instrument as necessary. As a condition precedent to the Lessee's exercise of any of the Lessee's powers under this Section 16, (i) the Lessee shall give the Lessor five (5) Business Days' prior written notice of the proposed action and
(ii) the Lessee shall provide to the Lessor a certificate of the Lessee stating that such action will not adversely affect either the fair market value of such Property or the use of such Property for its intended purpose, will not affect the Lessor's ability to exercise its rights and remedies under this Lease and that the Lessee undertakes to remain obligated under this Lease to the same extent as if the Lessee had not exercised its powers under this Section 16 and the Lessee will perform all obligations under such instrument and shall prepare all required documents and provide all other instruments and certificates as the Lessor may reasonably request.

         SECTION 17. SURRENDER OF PROPERTY OR EQUIPMENT.

         (a) Subject to the provisions of Sections 12, 13, 14, 15, 16, 19 and 29 hereof, upon termination of the lease of any Property or Equipment hereunder, the Lessee shall surrender such Property or Equipment to the Lessor. Equipment shall be surrendered by delivering the same to the Lessor at such location as the Lessor and the Lessee may agree and, if they are unable to agree, at such location as the Lessor may reasonably direct. Such Property or Equipment shall be surrendered in the condition required by paragraph (b) of Section 9 hereof.

         (b) Upon the surrender of the Property and Equipment, the Lessee shall deliver to the Lessor or its designee all non-proprietary logs, manuals, inspection data, books and records or copies thereof and other information, which are necessary to operate the Property and Equipment and which are in accordance with applicable Legal Requirements or sound industry practice customarily retained (or that the Lessee actually did retain) or are required by Legal Requirements to be retained with respect to operations at the Property, including, without limitation, all non-proprietary software and manuals applicable to the Property or Equipment and all design plans, know-how, records and information used by the Lessee and necessary for the non-proprietary operation of the Property or Equipment, and all non-proprietary records relating to the operation of the Tanks.

         SECTION 18. EVENTS OF DEFAULT.

         Any of the following events of default shall constitute an "EVENT OF DEFAULT" and shall give rise to the rights on the part of the Lessor described in Section 19 hereof:

         (a) Failure of the Lessee to pay amounts due to the Lessor at the time of any scheduled sale of any Parcel of Property or Unit of Equipment hereunder, failure of the Lessee to pay Basic Rent for more than five (5) Business Days after such payment is due pursuant to Section 7 hereof, or failure of the Lessee to pay any other amount payable by the Lessee hereunder within ten (10) Business Days after written demand from the Lessor that such other payment is due; or

         (b) Failure to maintain the insurance required by Section 10 hereof, or default in the performance of the covenant contained in paragraph (j) of Section 10 hereof; or

         (c) Default in the performance of any other obligation or covenant of the Lessee pursuant to this Lease and, in the case of such default (other than a default arising under paragraph (u) of Section 2 hereof), the continuance of such default for thirty (30) days after written notice to the Lessee by the Lessor specifying such default and requiring such default to be remedied; PROVIDED, that if such default is of a nature that is not capable of being cured within such thirty (30) day period and the Lessee shall have diligently commenced curing such default and proceeds diligently and in good faith thereafter to complete curing such default, such thirty (30) day period shall be extended to such period as should be necessary to cure such default, not to exceed one hundred twenty (120) days; or

         (d) An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Lessee or the Guarantor, or of a substantial part of the property or assets of the Lessee or the Guarantor, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Lessee or the Guarantor or for a substantial part of the property or assets of the Lessee or the Guarantor or (iii) the winding-up or liquidation of the Lessee or the Guarantor and such proceeding or petition shall continue undismissed for thirty (30) days or an order or decree approving or ordering any of the foregoing shall be entered; or

         (e) The Lessee or the Guarantor shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner (but within thirty (30) days in any event), any proceeding or the filing of any petition described in paragraph (d) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Lessee or the Guarantor or for a substantial part of the property or assets of the Lessee or the Guarantor, (iv) file an answer

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing; or

         (f) A default or event of default, the effect of which is to permit the holder or holders of any Indebtedness, or a trustee or agent on behalf of such holder or holders, to cause such Indebtedness to become due prior to its stated maturity, shall occur under the provisions of any agreement pursuant to which such Indebtedness was created or instrument evidencing such Indebtedness of the Lessee or the Guarantor in excess of $2,000,000 in the aggregate or any obligation of the Lessee or the Guarantor for the payment of such Indebtedness shall become or be declared to be due and payable prior to its stated maturity, or shall not be paid when due; PROVIDED, that the provisions of this paragraph
(f) shall not be deemed to apply to any default or event of default or obligation for the payment of Indebtedness arising solely as a result of a reduction in the rating of the Guarantor's senior unsecured debt to less than BBB by Standard & Poor's Ratings Group or less than Baa2 by Moody's Investor Service, Inc.; or

         (g) Any representation or warranty made by the Lessee in this Lease or any document contemplated hereby or thereby shall prove to have been false or inaccurate in any material respect on or as of the date made or deemed made; or

         (h) Any final non-appealable judgment or judgments for the payment of money in excess of $2,000,000 in the aggregate shall be rendered against the Lessee or the Guarantor by any court of competent jurisdiction and the same shall remain undischarged for a period of sixty (60) days during which execution of such judgment or judgments shall not be effectively stayed; or

         (i) The Guarantor shall fail to own (directly or indirectly) beneficially and of record fifty-one percent (51%) or more of all the common stock of TA Operating Corporation or National Auto/Truckstops, Inc. (the "Applicable Agent"), unless at the time the Guarantor also owns (directly or indirectly) beneficially and of record less than 51% of the common stock of the Lessee that is not the Applicable Agent; or

         (j) An Event of Default (as defined in the Agreement for Lease) shall occur under the Agreement for Lease; or

         (k) The Pledge Agreement ceases to be in full force and effect, the Lessee defaults in the performance of any obligation or covenant contained in the Pledge Agreement, or the representation contained in the third sentence of paragraph (q) of Section 2 hereof shall at any time become untrue in any material respect; or

         (l) Default in the performance of the covenant contained in paragraph
(v) of Section 2 hereof; or

         (m) (i) The Guaranty ceases to be in full force and effect or (ii) the Guarantor defaults in the performance of any obligation or covenant contained in the Guaranty or any other document contemplated thereby, any required notice of such default shall have been given, and any applicable grace period shall have expired; or

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

         (n) Any representation or warranty made by the Guarantor in the Guaranty or any document contemplated hereby or thereby proves to be false, misleading or inaccurate in any material respect.

         SECTION 19. RIGHTS UPON DEFAULT.

         Upon the occurrence and continuation of any Event of Default the Lessor may do any one or more of the following:

         (a) Terminate the lease of any or all Property or Equipment leased hereunder by written notice to the Lessee;

         (b) Whether or not the lease of any Property or Equipment is terminated, take immediate possession of and remove any or all Equipment and other equipment or property of the Lessor in the possession of the Lessee, wherever situated, and for such purpose, enter upon any premises without liability to the Lessee for so doing;

         (c) Whether or not any action has been taken under paragraph (a) or (b) above, take immediate possession of any Property or Equipment and sell or relet any Property or Equipment (with or without the concurrence or request of the Lessee); PROVIDED, HOWEVER, that notwithstanding any such reletting or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default; PROVIDED, FURTHER, that the Lessee shall remain liable for all of its monetary obligations hereunder, subject to applicable law and the provisions of this Section 19;

         (d) Hold, use, occupy, operate, repair, remove, lease or keep idle any or all Property or Equipment as the Lessor in its sole discretion may determine, without any duty to account to the Lessee with respect to any such action or inaction or for any proceeds thereof; and

         (e) Exercise any other right or remedy which may be available under applicable law and in general proceed by appropriate judicial proceedings, either at law or in equity, to enforce the terms hereof or to recover damages for the breach hereof; PROVIDED, HOWEVER, that no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of any Property or Equipment shall be valid unless the same be made in writing and executed by the Lessor.

         Suit or suits for the recovery of any default in the payment of any sum due hereunder or for damages may be brought by the Lessor from time to time at the Lessor's election, and nothing herein contained shall be deemed to require the Lessor to await the date whereon this Lease or the term hereof would have expired by limitation had there been no such default by the Lessee or no such termination or cancellation.

         The receipt of any payments under this Lease by the Lessor with knowledge of any breach of this Lease by the Lessee or of any default by the Lessee in the performance of any of the terms, covenants or conditions of this Lease, shall not be deemed to be a waiver of any provision of this Lease.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

         No receipt of moneys by the Lessor from the Lessee after the termination or cancellation hereof in any lawful manner shall reinstate, continue or extend the Lease Term or any Renewal Term, or affect any notice theretofore given to the Lessee, or operate as a waiver of the right of the Lessor to enforce the payment of Basic Rent or Additional Rent or other charges payable hereunder, or operate as a waiver of the right of the Lessor to recover possession of any Unit of Equipment or Parcel of Property by proper suit, action, proceedings or remedy; it being agreed that, after the service of notice to terminate or cancel this Lease, and the expiration of the time therein specified, if the default has not been cured in the meantime, or after the commencement of any suit, action or summary proceedings or of any other remedy, or after a final order, warrant or judgment for the possession of any Unit of Equipment or Parcel of Property, the Lessor may demand, receive and collect any moneys payable hereunder, without in any manner affecting such notice, proceedings, suit, action, order, warrant or judgment; and any and all such moneys so collected shall be deemed to be payments on account of the Lessee's liability hereunder. Acceptance of the keys to any Parcel of Property, or any similar act, by the Lessor, or any agent or employee of the Lessor, during the term hereof, shall not be deemed to be an acceptance of a surrender of any Parcel of Property unless the Lessor and Assignee shall consent thereto in writing.

         After any Event of Default, the Lessee shall be liable for, and the Lessor may recover from the Lessee (i) all Basic Rent accrued to date of payment, (ii) any Additional Rent owing as of such date, (iii) all amounts payable pursuant to Sections 11, 25 and 27 hereof, (iv) all losses, damages, costs and expenses (including, without limitation, attorneys' fees and expenses, , filing fees and sales or transfer taxes) sustained by the Lessor by reason of such Event of Default and the exercise of the Lessor's remedies with respect thereto, including without limitation, in the event of a sale by the Lessor of the Property or Equipment pursuant to this Section 19, all costs and expenses associated with such sale (PROVIDED that, if the provisions set forth in this Section 19 are applicable, such losses and damages shall not include any losses or damages for foregone rent, lost profits or loss of the Lessor's benefit of the bargain arising after the Lessee has paid in full all amounts due hereunder, has purchased the Property or Equipment from the Lessor free and clear of all Liens, and has otherwise performed all its obligations under this
Section 19) and (v) all other amounts owing hereunder. The amounts payable in clauses (i) through (v) above are hereinafter sometimes referred to as the "ACCRUED DEFAULT OBLIGATIONS".

         After an Event of Default, the Lessor may sell its interest in the Property and Equipment upon any terms that the Lessor deems satisfactory, free of any rights of the Lessee or any Person claiming through or under the Lessee (including, without limitation, any rights hereunder or under the Pledged Contracts). In the event of any such sale, in addition to the Accrued Default Obligations, the Lessor shall be entitled to recover from the Lessee, as liquidated damages and not as a penalty, and subject to the second succeeding sentence, an amount equal to the Adjusted Acquisition Cost of all Property and Equipment under this Lease. Proceeds of sale received by the Lessor in excess of the Adjusted Acquisition Cost of such Property or Equipment shall be credited against the Accrued Default Obligations the Lessee is required to pay under this Section 19. If such proceeds exceed the sum of (i) the Accrued Default Obligations and (ii) the Adjusted Acquisition Cost of all Property and Equipment under this Lease, such excess shall be paid by the Lessor to the Lessee. As an alternative to any such sale, in addition to the Accrued Default Obligations, the Lessor may require the Lessee to pay to the Lessor, and the Lessee shall pay to the Lessor, as liquidated damages and not as a penalty, an amount equal to the Adjusted

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

Acquisition Cost of all Property and Equipment under this Lease. If the Lessor subsequently sells its interest in the Property or Equipment, the proceeds of any such sale and/or any such amounts realized (net of any unreimbursed costs or liabilities incurred by the Lessor or Assignee with respect to the Property or Equipment after the termination of the Lease, which are not included in the Accrued Default Obligations) shall be distributed as provided in the third and fourth sentences of this paragraph. Notwithstanding anything to the contrary contained herein, if the Lessee converts the Property and Equipment or any part thereof after an Event of Default, or if the Property and Equipment is lost or destroyed by the Lessee at the time of the Event of Default, in addition to the Accrued Default Obligations, the Lessor may require the Lessee to pay to the Lessor, and the Lessee shall pay to the Lessor, as liquidated damages and not as a penalty, an amount equal to the Adjusted Acquisition Cost of all Property and Equipment under this Lease.

         In the event of a sale pursuant to this Section 19, upon receipt by the Lessor of the amounts payable hereunder, the Lessor shall transfer all of the Lessor's right, title and interest in and to the Property and Equipment to a purchaser other than the Lessee or to the Lessee, as the case may be.

         No remedy referred to in this Section 19 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lessor at law or in equity, and the exercise in whole or in part by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all such other remedies.

         No waiver by the Lessor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

         With respect to the termination of this Lease as a result of an Event of Default, the Lessee hereby waives, to the fullest extent permitted by law,
(1) service of any notice of intention to re-enter or the institution of legal proceedings to obtain re-entry or possession, (2) the benefit of any laws now or hereafter in force exempting property from liability for rent or limiting the Lessor with respect to the election of remedies; and (3) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this Section 19. The Lessee hereby waives any and all rights to recover or regain possession of the Property and Equipment or to reinstate this Lease as permitted or provided by or under any statute, law or decision now or hereafter in force and effect.

         SECTION 20. EQUIPMENT TO BE PERSONAL PROPERTY.

         It is the intention and understanding of the Lessor and the Lessee that all Equipment shall be and at all times remain personal property.

         SECTION 21. SALE OR ASSIGNMENT BY LESSOR.

         (a) Subject to paragraph (b) of this Section 21, the Lessor shall have the right to obtain equity and debt financing for the acquisition and ownership of the Property or Equipment by selling or assigning its right, title and interest in any or all amounts due from the Lessee or any third party under this Lease and granting a security interest in this Lease to a lender or lenders under a Credit Agreement; PROVIDED, that any such sale or assignment shall be subject to the rights and interests of the Lessee under this Lease.

         (b) Any Assignee shall, except as otherwise agreed by the Lessor and such Assignee, have all the rights, powers, privileges and remedies of the Lessor hereunder, provided that the Lessee's obligations as between itself and such Assignee hereunder shall be subject to any claims or defenses that the Lessee may have against the Lessor. Upon written notice to the Lessee of any such assignment, the Lessee shall thereafter make payments of Basic Rent, Additional Rent and other sums due hereunder to such Assignee, to the extent specified in such notice, and such payments shall discharge the obligation of the Lessee to the Lessor hereunder to the extent of such payments. Anything contained herein to the contrary notwithstanding, no Assignee shall be obligated to perform any duty, covenant or condition required to be performed by the Lessor hereunder, and any such duty, covenant or condition shall be and remain the sole obligation of the Lessor.

         (c) The provisions of this Section 21 are subject to the terms and conditions of the Participation Agreement.

         SECTION 22. INCOME TAXES.

         Each of the Lessor and the Lessee agrees that it will not file any Federal, state or local income tax returns during the Lease Term or Renewal Term, if any, with respect to any Property or Equipment that are inconsistent with the treatment of the Lessee as owner of such Property or Equipment for Federal, state and local income tax purposes.

         SECTION 23. NOTICES AND REQUESTS.

         All notices, offers, acceptances, approvals, waivers, requests, demands and other communications hereunder or under any other instrument, certificate or other document delivered in connection with the transactions described herein shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by reputable express courier service (including, without limitation, Federal Express, Emery, DHL, Airborne Express, and other similar express delivery services), (c) if mailed through the United States Postal Service, postage prepaid, registered or certified with return receipt requested, or (d) if sent by telecopy and confirmed; PROVIDED, that in the case of a notice by telecopy, the sender shall in addition confirm such notice by writing sent in the manner specified in clauses (a), (b) or (c) of this Section 23. All notices shall be effective upon receipt by the addressee; PROVIDED, HOWEVER, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the addresses of the parties shall be as set forth below; PROVIDED, HOWEVER, that any party shall have the right to change its address for notice hereunder to any other location by giving written notice to the other party in the manner set forth herein. The initial addresses of the parties hereto are as follows:

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                  If to the Lessor:

                  TCA Network Funding, Limited Partnership
                  c/o ML Leasing Equipment Corp.
                  North Tower
                  World Financial Center
                  250 Vesey Street
                  New York, New York 10281

                  Attention:        Jean M. Tomaselli
                  Telephone:        (212) 449-7925
                  Telecopy:         (212) 449-2854

With a copy of all notices under this Section 23 to be simultaneously given, delivered or served to Kira Toone at the following address:

                  ML Leasing Equipment Corp.
                  Controller's Office
                  World Financial Center
                  South Tower - 14th Floor
                  225 Liberty Street
                  New York, New York 10080-6114


                  If to any Lessee:

                  c/o TravelCenters of America, Inc.
                  24601 Center Ridge Road - Suite 200
                  Westlake, Ohio  44145-3301

                  Attention:        General Counsel
                  Telephone:        (440) 808-4472
                  Telecopy:         (440) 808-4310

With a copy of all notices under this Section 23 to any Assignee at such address as such Assignee may specify by written notice to the Lessor and the Lessee.

         SECTION 24. QUIET ENJOYMENT.

         During the Lease Term or Renewal Term, if any, of any Property or Equipment hereunder and so long as no Event of Default shall have occurred and be continuing, the Lessor recognizes the Lessee's right to quiet enjoyment of the Property and Equipment on the terms and conditions provided in this Lease and the Agreement for Lease without any interference from the Lessor or anyone claiming through or under the Lessor.

         SECTION 25. RIGHT TO PERFORM FOR LESSEE.

         (a) If the Lessee fails to perform or comply with any of its covenants or agreements contained in this Lease, the Lessor may, upon not less than ten
(10) Business Days' notice to the Lessee but without waiving or releasing any obligations or default, itself perform or comply with such covenant or agreement, and the amount of the reasonable expenses of the Lessor incurred in connection with such performance or compliance, shall be payable by the Lessee, not later than ten (10) days after written notice by the Lessor.

         (b) Without in any way limiting the obligations of the Lessee hereunder, the Lessee hereby irrevocably appoints the Lessor as its agent and attorney at the time at which the Lessee is obligated to deliver possession of any Parcel of Property or Unit of Equipment to the Lessor, to demand and take possession of such Parcel of Property or Unit of Equipment in the name and on behalf of the Lessee from whomsoever shall be at the time in possession thereof.

         SECTION 26. MERGER, CONSOLIDATION OR SALE OF ASSETS.

         The Lessee may not consolidate with or merge into another corporation or sell all or substantially all of its assets to any Person, except that the Lessee may consolidate with or merge into another corporation, or sell all or substantially all of its assets to any Person; PROVIDED, that the surviving corporation or transferee Person shall assume, by execution and delivery of instruments satisfactory to the Lessor, the obligations of the Lessee hereunder and become successor to the Lessee, but the Lessee shall not thereby be released, without the consent of the Lessor, from its obligations hereunder and provided, further, that such surviving corporation or transferee Person will, on a pro forma basis, immediately after such consolidation, merger or sale, possess a consolidated net worth substantially equivalent to or greater than that of the Lessee immediately prior to such consolidation, merger or sale. Notwithstanding the immediately preceding sentence, nothing contained in this
Section 26 shall prevent any consolidation or merger of TA Operating Corporation with or into National Auto/Truckstops, Inc. or the consolidation or merger of National Auto/Truckstops, Inc. with or into TA Operating Corporation. The terms and provisions of this Lease shall be binding upon and inure to the benefit of the Lessee and its respective successors and assigns.

         SECTION 27. EXPENSES.

         The Lessee shall pay all of the out-of-pocket costs and expenses incurred by the Lessor, and any Assignee in connection with this Lease including, without limitation, the reasonable fees and disbursements of counsel to the Lessor and counsel to any Assignee.

         SECTION 28. PERMITTED CONTESTS.

         (a) The Lessee shall not be required, nor shall the Lessor have the right, to pay, discharge or remove any tax, assessment, levy, fee, rent, charge or Lien, or to comply or cause any Parcel of Property or Unit of Equipment to comply with any Legal Requirements applicable to any Parcel of Property or Unit of Equipment or the occupancy, use or operation thereof, so long as no Event of Default exists under this Lease with respect to any Parcel of Property or Unit of Equipment, and, in the reasonable judgment of the Lessee's counsel, the Lessee shall have reasonable grounds to contest the existence, amount, applicability or validity thereof by

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

appropriate proceedings, which proceedings in the reasonable judgment of the Lessor and Assignee, (i) shall not involve any material danger that any Parcel of Property or Unit of Equipment or any Basic Rent or any Additional Rent would be subject to sale, forfeiture or loss, as a result of failure to comply therewith, (ii) shall not affect the payment of any Basic Rent or any Additional Rent or other sums due and payable hereunder or result in any such sums being payable to any Person other than the Lessor or any Assignee, (iii) will not place either the Lessor or any Assignee in any danger of civil liability for which the Lessor or any Assignee is not adequately indemnified (for purposes of this Section 28(a), the Lessee's obligations under Section 11 of this Lease shall be deemed to be adequate indemnification if no Event of Default or Termination Event exists and if such civil liability is reasonably likely to be less than $250,000 per Parcel or Unit and $1,000,000 in the aggregate) or to any criminal liability, (iv) if involving taxes, shall suspend the collection of taxes, and (v) shall be permitted under and be conducted in accordance with the provisions of any other instrument to which the Lessee or the Parcel of Property or Unit of Equipment is subject and shall not constitute a default thereunder (the "PERMITTED CONTEST"). The Lessee shall conduct all Permitted Contests in good faith and with due diligence and shall promptly after the final determination (including appeals) of any Permitted Contest, pay and discharge all amounts which shall be determined to be payable therein. The Lessor shall cooperate in good faith with the Lessee with respect to all Permitted Contests conducted by the Lessee pursuant to this Section 28.

         (b) In the event the Lessor or any Assignee deems, in its reasonable discretion, that its interests under this Lease or in any Parcel of Property or Unit of Equipment are not adequately protected in connection with a Permitted Contest brought by the Lessee under this Section 28, the Lessee shall, at its option, either provide security to the Lessor in the form of a reserve fund established by the Lessee in an amount reasonably acceptable to the Lessor, or provide such other reasonable security as may be demanded by the Lessor or any Assignee to ensure payment of such tax, assessment, levy, fee, rent, charge or Lien and compliance with Legal Requirements and to prevent any sale or forfeiture of any Parcel of Property or Unit of Equipment, any Basic Rent or any Additional Rent by reason of such nonpayment or noncompliance. The Lessee hereby agrees that the Lessor may assign such security provided by the Lessee to any Assignee.

         (c) At least ten (10) days prior to the commencement of any Permitted Contest, the Lessee shall notify the Lessor and any Assignee in writing thereof if the amount in contest exceeds $250,000, and shall describe such proceeding in reasonable detail. In the event that a taxing authority or subdivision thereof proposes an additional assessment or levy of any tax for which the Lessee is obligated to reimburse the Lessor under this Lease, or in the event that the Lessor is notified of the commencement of an audit or similar proceeding which could result in such an additional assessment, then the Lessor shall in a timely manner notify the Lessee in writing of such proposed levy or proceeding.

         SECTION 29. LEASEHOLD INTERESTS.

         (a) The Lessee hereunder covenants and agrees to perform and to observe all of the terms, covenants, provisions, conditions and agreements of each Ground Lease on the Lessor's part as lessee thereunder to be performed and observed (including, without limitation, payment of all rent, additional rent and other amounts payable by the Lessor as lessee under the

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

Ground Lease) to the end that all things shall be done which are necessary to keep unimpaired the rights of the Lessor as lessee under the Ground Lease. The Lessee further covenants that it shall cause to be exercised any renewal option contained in the Ground Lease which relates to renewal occurring in whole or in part during the term of this Lease.

         (b) The Lessee covenants and agrees pursuant to Section 11 hereof to indemnify and hold harmless the Lessor and any Assignee from and against any and all liability, loss, damage, suits, penalties, claims and demands of every kind and nature (including, without limitation, reasonable attorneys' fees and expenses) by reason of the Lessee's failure to comply with the Ground Lease or the provisions of this Section 29.

         (c) The Lessor and the Lessee agree that the Lessor shall have no obligation or responsibility to provide services or equipment required to be provided or repairs or restorations required to be made in accordance with the provisions of the Ground Lease by the lessor thereunder. The Lessor shall in no event be liable to the Lessee nor shall the obligations of the Lessee hereunder be impaired or the performance thereof excused because of any failure or delay on the part of the lessor under the Ground Lease in providing such services or equipment or making such restorations or repairs and such failure or delay shall not constitute a basis for any claim against the Lessor or any offset against any amount payable to the Lessor under this Lease.

         (d) If the Lessor's interest under any Ground Lease shall expire, terminate or otherwise be extinguished, the lease of the Parcel of Property to which such Ground Lease relates shall thereupon terminate as provided in this paragraph (d). Upon such expiration, termination or extinguishment, the Lessee shall be required to purchase the Lessor's interest in such Parcel of Property at its Adjusted Acquisition Cost. If the Lessee shall be required to purchase the Lessor's interest in such affected Parcel, then (i) on the Basic Rent Payment Date next succeeding such event, the Lessee shall pay to the Lessor an amount equal to the Adjusted Acquisition Cost of such Property, (ii) the Lease Term or Renewal Term of such Property shall continue until the date on which the Lessor receives payment from the Lessee of the amount payable pursuant to this paragraph (d) and of all Basic Rent payable, and any Additional Rent and other amounts owing hereunder, and shall then terminate upon the payment of such amounts and (iii) the Lessor shall on such date transfer title to the Lessor's interest in such Parcel to the Lessee.

         (e) The Lessee shall ensure that each Ground Lease shall be a Mortgageable Ground Lease.

         SECTION 30. MISCELLANEOUS.

         (a) All agreements, indemnities, representations and warranties set forth herein and the obligation set forth herein to pay Basic Rent and Additional Rent and other amounts payable under this Lease, shall survive until the expiration or other termination of this Lease, provided that (i) any monetary obligation under this Lease accrued at the time of or related to periods prior to such expiration or other termination shall survive such expiration or other termination to the extent that such obligations have not yet been satisfied, and (ii) any non-monetary obligation under this Lease which is expressly provided to be performed after or to

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

survive the expiration or termination of this Lease shall survive the expiration or other termination hereof.

         (b) This Lease, the Unit Leasing Records and the AFL Unit Leasing Records covering Property or Equipment leased pursuant hereto and the instruments, documents or agreements referred to herein constitute the entire agreement between the parties with respect to this Lease and no representations, warranties, promises, guarantees or agreements, oral or written, express or implied, have been made by any party hereto with respect to this Lease, except as provided herein or therein.

         (c) This Lease may not be amended, modified or terminated, nor may any obligation hereunder be waived orally, and no such amendment, modification, termination or waiver shall be effective for any purpose unless it is in writing, signed by the party against whom enforcement thereof is sought. A waiver on one occasion shall not be construed to be a waiver with respect to any other occasion.

         (d) The captions in this Lease are for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. Any provision of this Lease which is prohibited by law or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and the parties hereto shall negotiate in good faith appropriate modifications to reflect such changes as may be required by law, and, as nearly as possible, to produce the same economic, financial and tax effects as the provision which is prohibited or unenforceable; and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Lessee and the Lessor hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect. THIS LEASE HAS BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW YORK. THE LESSEE AND THE LESSOR AGREE THAT, TO THE MAXIMUM EXTENT PERMITTED BY THE LAW OF THE STATE OF NEW YORK, THIS LEASE, AND THE RIGHTS AND DUTIES OF THE LESSEE AND THE LESSOR HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) IN ALL RESPECTS, INCLUDING WITHOUT LIMITATION IN RESPECT OF ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THE LESSEE HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS LEASE OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LESSEE HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS LEASE OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LESSEE AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. THE LESSEE AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS LEASE OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. THE LESSOR AND THE LESSEE EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM RELATED TO THIS LEASE OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE LESSOR AND THE LESSEE ACKNOWLEDGE THAT THE PROVISIONS OF THIS PARAGRAPH (D) OF SECTION 30 HAVE BEEN BARGAINED FOR AND THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION THEREWITH.

         (e) In connection with any sale of Property or Equipment pursuant to
Section 12, 13, 14, 15, 19 or 29 of this Lease, when the Lessor transfers title, such transfer shall be on an as-is, non-installment sale basis, without warranty by, or recourse to, the Lessor, except that such title shall be free of any Liens resulting from the Lessor's willful or knowing act or omission. The purchase price for any such sale shall be paid entirely in cash in immediately available funds.

         (f) In connection with the sale or purchase of Property or Equipment pursuant to Section 12, 13, 14, 15, 19 or 29 of this Lease, the Lessee shall pay or shall cause the purchaser of such Property or Equipment to pay in addition to the purchase price, all transfer taxes, transfer gains taxes, mortgage recording tax, if any, recording and filing fees and all other similar taxes, fees (including, without limitation, brokerage fees), expenses and closing costs (including reasonable attorneys' fees) in connection with the conveyance of such Property or Equipment to the Lessee or any purchaser.

         (g) If any costs of the Lessor related to the Agreement for Lease which were not included in the Acquisition Cost of a Parcel of Property are allocated to such Parcel of Property pursuant to the definition of Unit Acquisition Cost in the Agreement for Lease, the Lessee and the Lessor shall execute a revised AFL Unit Leasing Record to amend the Acquisition Cost for such Parcel to reflect the increase in the Acquisition Cost.

         (h) Each time that any Adjusted Acquisition Cost is increased or decreased pursuant to the terms of this Lease (other than a decrease in connection with the scheduled payments of Quarterly Rent Components), the Lessee shall promptly revise the AFL Unit Leasing Record or Unit Leasing Record, as the case may be, for such Parcel of Property or Unit of Equipment to reflect such increase or decrease and shall provide the Lessor and the Assignee a copy of such revised AFL Unit Leasing Record or Unit Leasing Record within three (3) Business Days of such increase or decrease.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

         (i) All consents or approvals required to be given by the Lessor pursuant to the provisions of this Lease shall be deemed given if not otherwise specifically granted or denied within ten (10) Business Days of receipt by the Lessor of written request from the Lessee.

         SECTION 31. NO RECOURSE.

         The Lessor's obligations hereunder are intended to be the obligations of the limited partnership and of the corporation which is the general partner thereof only and no recourse for the payment of any amount due under this Lease, the Ground Lease or any other agreement contemplated hereby or for any claim based thereon or otherwise in respect thereof, shall be had against any limited partner of the Lessor or any incorporator, shareholder, officer, director or Affiliate, as such, past, present or future of the corporate general partner or of any corporate limited partner or of any successor corporation to such corporate general partner or any corporate limited partner of the Lessor, or against any direct or indirect parent corporation of the corporate general partner or of any limited partner of the Lessor or any other subsidiary or Affiliate of any such direct or indirect parent corporation or any incorporator, shareholder, officer or director, as such, past, present or future, of any such parent or other subsidiary or Affiliate. Nothing contained in this Section 31 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Lease and any other documents referred to herein, of rights and remedies against the limited partnership or the corporate general partner of the Lessor or of the Lessor or the assets of the limited partnership or the corporate general partner of the Lessor.

         SECTION 32. NO MERGER.

         There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate or ground leasehold estate in any Parcel of Property by reason of the fact that the same person acquires or holds, directly or indirectly, this Lease or the leasehold estate hereby created or any interest herein or in such leasehold estate as well as the fee estate in any Parcel of Property or any interest in such fee estate.

         SECTION 33. CERTAIN LIMITATIONS.

         It is the intention of the parties hereto to conform strictly to all usury laws that are applicable to each such party, this Lease and to each of the transactions contemplated by this Lease (collectively the "TRANSACTIONS"). Accordingly, notwithstanding anything to the contrary in this Lease, or any other document, certificate, instrument or agreement entered in connection with the Transactions (collectively the "TRANSACTION DOCUMENTS"), it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under Applicable Usury Law (hereinafter defined) that is contracted for, taken, reserved, charged or received by any party under the Transaction Documents or otherwise in connection with the Transactions shall under no circumstances exceed the maximum amount of interest that would lawfully be charged by such party under Applicable Usury Law, (ii) in the event that maturity of any indebtedness evidenced by or payable pursuant to the Transaction Documents is accelerated for any reason, or in the event of any required or permitted payment or prepayment of all or any part of such indebtedness (including, without limitation, and if applicable, any required or permitted purchase of any Unit Premises, Unit Improvements, Unit FF&E or Unit, or any required or permitted payment of the Unit Acquisition Cost), then such consideration that constitutes interest as to any

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

such indebtedness under Applicable Usury Law may never include more than the maximum amount allowed by such Applicable Usury Law, and (iii) excess interest, if any, provided for in the Transaction Documents or otherwise in connection with the Transactions shall be, in accordance with the following provisions of this Section 33, cancelled automatically and, if theretofore paid, shall be credited by the recipient on the principal or stated amount of the affected indebtedness (or, to the extent that the principal or stated amount of such indebtedness shall have been or would thereby be paid in full, refunded by such recipient to the party entitled thereto). If at any time the rate of interest (denominated as such) contractually called for in any Transaction Document (as the same may vary from time to time pursuant to the terms of such Transaction Document, the "STATED RATE"), exceeds the maximum non-usurious rate of interest permitted by Applicable Usury Law (the "MAXIMUM RATE") in respect of the indebtedness evidenced by such Transaction Document, taking into account all other amounts paid or payable pursuant to the Transaction Documents which constitute interest with respect to such indebtedness under Applicable Usury Law regardless of whether denominated as interest (collectively, the "OTHER CHARGES"), then the rate of interest to accrue on such indebtedness shall be limited to such Maximum Rate (taking into account the Other Charges), but any subsequent reduction in the Stated Rate applicable to such indebtedness shall not reduce the rate of interest or yield to accrue on such indebtedness to a rate that is less than such Maximum Rate (taking into account the Other Charges) until such time as the total amount of interest or yield on such indebtedness equals the amount of interest or yield which would have accrued if the Stated Rate applicable to such indebtedness had at all times been in effect. If at the maturity or final payment of any indebtedness the total amount of interest or yield paid or accrued on such indebtedness under the preceding sentence is less than the total amount of interest or yield which would have accrued if the Stated Rate applicable to such indebtedness had at all times been in effect, then to the fullest extent permitted by Applicable Usury Law there shall be due and payable with respect to such indebtedness an amount equal to the excess, if any, of (a) the lesser of (i) the amount of interest which would have accrued on such indebtedness if such Maximum Rate in respect of such indebtedness had at all times been in effect and been chosen as the rate of interest or yield to be applicable throughout the term of such indebtedness (taking into account the Other Charges) and (ii) the amount of interest which would have accrued on such indebtedness if the Stated Rate applicable to such indebtedness had at all times been in effect, over (b) the amount of interest accrued in accordance with the provisions of the Transaction Document evidencing such indebtedness after giving effect to the preceding sentence. All amounts paid or agreed to be paid for the forbearance or detention of sums pursuant to or in connection with the Transaction Documents shall, to the extent permitted by Applicable Usury Law, be amortized, prorated, allocated and spread throughout the full term thereof so that the rate or amount of interest paid or payable with respect to any amount of indebtedness evidenced or payable pursuant to the Transaction Documents does not exceed the applicable usury ceiling, if any. As used herein, the term "APPLICABLE USURY LAW" means that law, if any, that is applicable to any particular Transaction and that limits the maximum non-usurious rate of interest that may be taken, contracted for, charged, reserved or received with respect to such Transaction, including the Federal laws of the United States of America, the laws of the State of New York, the laws of the State of Texas, and the laws of any other jurisdiction that may be mandatorily applicable to such Transaction notwithstanding other provisions of this Lease and the other Transaction Documents. As used herein, the term "INTEREST" means interest as determined under Applicable Usury Law, regardless of whether denominated as interest in the Transaction

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

Documents (except to the extent that this Section 33 specifically refers to interest denominated as interest). The right to accelerate maturity of any indebtedness evidenced by any Transaction Document, and the right to demand payment of the Unit Acquisition Cost does not include the right to accelerate any interest, or to receive any other amounts, which would cause the Transactions to be usurious under Applicable Usury Law. To the extent (if any) that Texas law determines the Maximum Rate, such Maximum Rate shall be determined by utilizing the indicated rate (weekly) ceiling from time to time in effect pursuant to Texas Revised Civil Statutes Annotated Article 5069-1.04, as amended. In no event will the provisions of Texas Revised Civil Statues Annotated Articles 5069-2.01 through 5069-8.06 or 5069-15.01 through 5069-15.11 be applicable to the Transactions. All computations of the maximum amount allowed under Applicable Usury Law will be made on the basis of the actual number of days elapsed over a 365 or 366 day year, whichever is applicable pursuant to such Applicable Usury Law. The provisions of this Section 33 shall prevail over any contrary provisions of this Lease or any of the other Transaction Documents.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                  IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease to be executed and delivered as of the day and year first above written.

                                  TCA Network Funding, Limited Partnership

                                  By:  TCA Network Capital, Inc.,
                                           its General Partner

                                         By:  /s/ William R. Fuhs
                                              ----------------------------------
                                                    Name:  William R. Fuhs
                                                    Title:  Vice President


                                  TA Operating Corporation


                                   By:  /s/ James W. George
                                        ----------------------------------------
                                           Name:  James W. George
                                           Title:  Senior Vice President


                                  National Auto/Truckstops, Inc.


                                  By:  /s/ James W. George
                                       -----------------------------------------
                                           Name:  James W. George
                                           Title:  Senior Vice President

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                                   EXHIBIT A




Real Property

Furniture, fixtures and
equipment











Other*















----------
*        As agreed between the Lessee and the Lessor.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                                    EXHIBIT B

AFL UNIT LEASING RECORD to                  Lessor: TCA Network Funding, Limited
the Lease Agreement, dated                          Partnership
as of September __, 1999                    Lessee:  TA Operating Corporation
between TCA Network Funding,                         and National
Limited Partnership, as lessor,                      Auto/Truckstops, Inc.
and TA Operating Corporation and
National Auto/Truckstops, Inc.,
as lessee (the "LEASE AGREEMENT").


A.       AFL ULR NO.: __________
         Effective Date of this AFL Unit Leasing Record ("AFL ULR") _________
         ___.

B.       PLEASE COMPLETE THE FOLLOWING STATEMENTS, IF APPLICABLE:

         1. This AFL ULR relates to [Deed/Ground Lease] dated _______ ___.

         PROPERTY DESCRIPTION AND RENTAL INFORMATION.

C.       Type of Property (use category specified in Exhibit A to the Lease
         Agreement)

D.       Specific Description:  (See Schedule A hereto if more space needed)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

E.       Location of
         Property        -----------------------------------------------------
                                    State            County            City

F.       Unit Acquisition Cost under the Agreement for Lease is $            .
                                                                 ------------

G. The Lease Term and Renewal Term, if any, for the Property placed under lease pursuant to this AFL ULR will be in accordance with the Lease Agreement.

H. The Basic Rent is as defined in the Lease Agreement. Each Quarterly Rent Component will be in accordance with Schedule I hereto.

I.       The Basic Rent for the Renewal Term equals fair market value rental.

J. Termination of the lease of the Property leased pursuant to this AFL ULR will be in accordance with the Lease Agreement.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

K.       ACKNOWLEDGMENT AND EXECUTION

         The undersigned Lessor hereby leases to the undersigned Lessee, and the Lessee acknowledges delivery to it of the Property described on this AFL ULR. The Lessee agrees to pay the Basic Rent, Additional Rent and additional payments set forth in the Lease Agreement. The covenants, terms and conditions of this lease are those appearing in the Lease Agreement, as it may from time to time be amended, which covenants, terms and conditions are hereby incorporated by reference. The terms used herein have the meaning assigned to them in the Lease Agreement.


TA Operating Corporation,                     TCA Network Funding, Limited
     Lessee                                   Partnership, Lessor By TCA Network
                                              Capital, Inc., as General Partner


     By:                                      By:
        ----------------------------              ------------------------------
        Name:                                     Name:
        Title:                                    Title:

     National Auto/Truckstops, Inc.,
     Lessee

     By:
        ----------------------------
           Name:
           Title:

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                                   EXHIBIT C

UNIT LEASING RECORD to                      Lessor: TCA Network Funding, Limited
the Lease Agreement, dated                          Partnership
as of September __, 1999                    Lessee: TA Operating Corporation and
between TCA Network Funding,                        National Auto/Truckstops,
Limited Partnership, as lessor,                     Inc.
and TA Operating Corporation and
National Auto/Truckstops, Inc.,
as lessee (the "LEASE AGREEMENT").


A.       ULR No.: ______
         Effective Date of this
         Unit Leasing Record ("ULR")
                                    -------------- -------------.

B.       PLEASE COMPLETE THE FOLLOWING STATEMENTS, IF APPLICABLE:

         1.  This ULR relates to [Deed/Ground Lease/Bill of Sale/Invoice] dated

             -----------------.

         PROPERTY OR EQUIPMENT DESCRIPTION AND RENTAL INFORMATION

C. Type of Property or Equipment (use category specified in Exhibit A to the Lease Agreement)

         -----------------------

D.       Specific Description (See Schedule A hereto if more space needed)

         -----------------------------------------------------------------
         -----------------------------------------------------------------


E.       Location of Property
         or Equipment
                           -----------------------------------------------
                           State            County                 City

F.       Basic Cost     Additional Charges   Sale & Use Tax     Acquisition Cost
         $          +   $                  + $               =  $
          ---------      -----------------    -------------      ---------------

G. The Lease Term and Renewal Term, if any, for the Property or Equipment placed under lease pursuant to this ULR will be in accordance with the Lease Agreement.

H. The Basic Rent is as defined in the Lease Agreement. Each Quarterly Rent Component will be as set forth on Schedule I hereto.

I.       The Basic Rent for the Renewal Term equals fair market value rental.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

J. Termination of the lease of the Property or Equipment leased pursuant to this ULR will be in accordance with the Lease Agreement.

K.       ACKNOWLEDGMENT AND EXECUTION

         The undersigned Lessor hereby leases to the undersigned Lessee, and the Lessee acknowledges delivery to it in good condition of the Property or Equipment described on this ULR. The Lessee agrees to pay the Basic Rent, Additional Rent and additional payments set forth in the Lease Agreement. The covenants, terms and conditions of this lease are those appearing in the Lease Agreement, as it may from time to time be amended, which covenants, terms and conditions are hereby incorporated by reference. The terms used herein have the meaning assigned to them in the Lease Agreement.

TA Operating Corporation,                   TCA Network Funding, Limited
      Lessee                                Partnership, Lessor
                                            By TCA Network Capital, Inc.,
                                            as General Partner


      By:                                   By:
          ---------------------------           --------------------------------
          Name:                                 Name:
          Title:                                Title:

      National Auto/Truckstops, Inc.,
      Lessee

      By:
          ---------------------------
          Name:
          Title:

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                                   EXHIBIT D

                                PLEDGE AGREEMENT

        See Tab 6.3

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY


                                   EXHIBIT E

                  TA OPERATING CORPORATION PARCEL OF PROPERTY


         1.       The Property located at San Antonio, Texas.

         2.       The Property located at Cartersville, Georgia.

         3.       The Property located at Monroe, Michigan.

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                                   EXHIBIT F

               NATIONAL AUTO/TRUCKSTOPS, INC. PARCEL OF PROPERTY


         1.       The Property located at Amarillo, Texas.

                                                         This Lease Agreement is
                                                    Confidential and Proprietary

                                   EXHIBIT G

         FORM OF NON-DISTURBANCE, RECOGNITION AND ATTORNMENT AGREEMENT

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

                               TABLE OF CONTENTS

                                                                                       PAGE
SECTION 1.     DEFINED TERMS.............................................................1

SECTION 2.     REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF EACH LESSEE................13

SECTION 3.     LEASE OF PROPERTY OR EQUIPMENT...........................................24

SECTION 4.     OPERATING LEASE..........................................................26

SECTION 5.     DELIVERY.................................................................26

SECTION 6.     LEASE TERM...............................................................31

SECTION 7.     RENT AND OTHER PAYMENTS..................................................31

SECTION 8.     RESTRICTED USE; COMPLIANCE WITH LAWS.....................................32

SECTION 9.     MAINTENANCE, IMPROVEMENT AND REPAIR OF PROPERTY OR EQUIPMENT.............34

SECTION 10.    INSURANCE................................................................38

SECTION 11.    INDEMNITIES..............................................................41

SECTION 12.    LESSEE'S RIGHT OF PURCHASE...............................................44

SECTION 13.    LESSEE'S RIGHTS OF SURRENDER AND RENEWAL.................................46

SECTION 14.    TERMINATION UPON CERTAIN EVENTS..........................................49

SECTION 15.    LOSS OF OR DAMAGE TO PROPERTY OR EQUIPMENT...............................50

SECTION 16.    CONDEMNATION AND DEDICATION OF PROPERTY; EASEMENTS.......................51

SECTION 17.    SURRENDER OF PROPERTY OR EQUIPMENT.......................................52

SECTION 18.    EVENTS OF DEFAULT........................................................53

SECTION 19.    RIGHTS UPON DEFAULT......................................................55

SECTION 20.    EQUIPMENT TO BE PERSONAL PROPERTY........................................57

SECTION 21.    SALE OR ASSIGNMENT BY LESSOR.............................................57

SECTION 22.    INCOME TAXES.............................................................58

SECTION 23.    NOTICES AND REQUESTS.....................................................58

SECTION 24.    QUIET ENJOYMENT..........................................................59

SECTION 25.    RIGHT TO PERFORM FOR LESSEE..............................................60

SECTION 26.    MERGER, CONSOLIDATION OR SALE OF ASSETS..................................60

SECTION 27.    EXPENSES.................................................................60

SECTION 28.    PERMITTED CONTESTS.......................................................60

                                                        THIS LEASE AGREEMENT IS
                                                               CONFIDENTIAL AND
                                                                    PROPRIETARY

SECTION 29.    LEASEHOLD INTERESTS......................................................61

SECTION 30.    MISCELLANEOUS............................................................62

SECTION 31.    NO RECOURSE..............................................................65

SECTION 32.    NO MERGER................................................................65

SECTION 33.    CERTAIN LIMITATIONS......................................................65


EXHIBIT A   Categories of Equipment and Property
EXHIBIT B   Form of AFL Unit Leasing Record
EXHIBIT C   Form of Unit Leasing Record
EXHIBIT D   Pledge Agreement
EXHIBIT E   TA Operating Corporation Property and Equipment
EXHIBIT F   National Auto/Truckstops, Inc. Property and Equipment
EXHIBIT G   Form of Non-Disturbance, Recognition and Attornment Agreement

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